                                            FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR
                                                                               RASC SERIES 2006-EMX9 TRUST
                                                     (Filed pursuant to Rule 433; SEC File No. 333-131209)

GMAC RFC [GRAPHIC OMITTED]

MLN USA [GRAPHIC OMITTED]

FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS

PART I OF II

$728,840,000 (APPROXIMATE)

RASC SERIES 2006-EMX9 TRUST
Issuing Entity

MORTGAGE LENDERS NETWORK USA, INC.
Originator and Subservicer

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING COMPANY, LLC
Master Servicer and Sponsor

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2006-EMX9

October 20, 2006

                                          GMAC RFC Securities [GRAPHIC OMITTED]

        ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES, LLC

EXPECTED TIMING:          Pricing Date:                     On or about  October 24, 2006
                          Settlement Date:                  On or about  October 27, 2006
                          First Payment Date:               November 27, 2006

STRUCTURE:                Fixed and ARMs:                   Senior / Subordinated structure
                          Rating Agencies:                  Moody's and S&P

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

Any transactions in the certificates will be effected through Residential Funding Securities, LLC.

The information herein has been provided solely by Residential Funding Securities, LLC ("RFS")
based on information with respect to the mortgage loans provided by Residential Funding Company,
LLC ("RFC") and its affiliates. RFS is a wholly owned subsidiary of RFC.

Neither the issuing entity nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuing entity or its affiliates.

THE  DEPOSITOR  HAS FILED A  REGISTRATION  STATEMENT  (INCLUDING A  PROSPECTUS)  WITH THE SEC FOR THE
OFFERING TO WHICH THIS  COMMUNICATION  RELATES.  BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN
THAT  REGISTRATION  STATEMENT  AND OTHER  DOCUMENTS  THE  DEPOSITOR  HAS FILED  WITH THE SEC FOR MORE
COMPLETE  INFORMATION  ABOUT  THE  DEPOSITOR  AND THE  OFFERING.  YOU MAY GET THESE  DOCUMENTS  AT NO
CHARGE BY  VISITING  EDGAR ON THE SEC WEB SITE AT  WWW.SEC.GOV.  ALTERNATIVELY,  THE  DEPOSITOR,  ANY
UNDERWRITER  OR ANY DEALER  PARTICIPATING  IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT
NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE (888) 523-3990.

The  certificates  may not be suitable for all investors.  RFS and its  affiliates may acquire,  hold or sell positions in these  certificates,  or in related  derivatives,  and may have an investment or commercial banking relationship with the depositor.

No contract of sale for the certificates, written, oral or otherwise, will be effective between RFS and potential purchasers until a preliminary prospectus supplement is delivered by RFS to such potential purchasers and the potential purchaser and RFS enter into a contract after the delivery of such preliminary prospectus supplement.

The certificates referred to in these materials are being sold when, as and if issued.  The issuing entity is not obligated to issue such certificate or any similar certificate and RFS's obligation to deliver such certificate is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such certificate when, as and if issued by the issuing entity.  You are advised that the terms of the certificates of any series, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus for that series.  You are advised that certificates may not be issued that have the characteristics described in these materials.  RFS's obligation to sell such certificates to you is conditioned on the mortgage loans and certificates having the characteristics described in these materials.  If for any reason RFS does not deliver such certificates, RFS will notify you, and neither the issuing entity nor any underwriter will have any obligation to you to deliver all or any portion of the certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

Investors are urged to read the base prospectus, free writing prospectus or preliminary prospectus supplement and the prospectus supplement and other relevant documents filed or to be filed with the
Securities and Exchange Commission because they contain important information.

The  information  in this free writing  prospectus  is  preliminary,  and will be  superseded  by the preliminary  prospectus.  This free writing  prospectus  is being  delivered to you solely to provide you with  information  about the  offering  of the  certificates  referred  to in this  free  writing prospectus  and to solicit an offer to purchase the  certificates,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not  constitute a contractual  commitment by you  to  purchase  any  of the  certificates  until  we  have  accepted  your  offer  to  purchase certificates.  We will not accept any offer by you to  purchase  the  certificates,  and you will not have any  contractual  commitment to purchase any of the  certificates  until after you have received the preliminary  prospectus.  You may withdraw your offer to purchase  certificates at any time prior to our  acceptance of your offer.  The  information  in this free writing  prospectus  supersedes any information contained in any prior materials relating to the certificates.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

RFS and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the certificates mentioned herein or derivatives thereof (including options).  Information in these materials is current as of the date appearing on the material only.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these certificates prior to the time of your commitment to purchase any certificates.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these certificates in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFS's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions;
there may be differences between these assumptions and your actual business practices. Further, RFS does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility.  RFS (or any of its affiliates) or their officers, directors, analysts or employees may have positions in certificates, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such certificates, commodities or derivative instruments. In addition, RFS may make a market in the certificates referred to herein.

Finally,  RFS has not addressed the legal,  accounting and tax  implications of the analysis with respect to you, and RFS strongly urges you to seek advice from your counsel, accountant and tax advisor.

                                          RASC SERIES 2006-EMX9
                                        $728,840,000 (APPROXIMATE)
                                    CHARACTERISTICS OF THE CERTIFICATES

---------------------------------------------------------------------------------------------------------------------------------
CLASS            PRELIMINARY   INTEREST   PRINCIPAL   EXPECTED        EXPECTED        EXPECTED       EXPECTED        EXPECTED
                                                                     PRINCIPAL                        FINAL
                                                         WAL           WINDOW       MATURITY TO     SCHEDULED         RATING
                                                      (YRS)(2)      (MONTHS)(2)      CALL DATE     DISTRIBUTION     (MOODY'S /
                  SIZE (1)       TYPE       TYPE      CALL/MAT        CALL/MAT          (7)          DATE (6)          S&P)
--------------- -------------- ---------- ---------- ------------ ----------------- ------------- --------------- ---------------
A-I-1 (3)        $179,342,000  Floating      SEQ     1.00 / 1.00  1 - 21 / 1 - 21     Jul-2008       May-2031        Aaa/AAA
                                                                   21 - 28 / 21 -
A-I-2 (3) (4)      82,329,000  Floating      SEQ     2.00 / 2.00         28           Feb-2009       Jan-2036        Aaa/AAA
                                                                   28 - 72 / 28 -
A-I-3 (3) (4)      68,601,000  Floating      SEQ     3.13 / 3.13         72           Oct-2012       Sep-2036        Aaa/AAA
                                                                   72 - 75 / 72 -
A-I-4 (3) (4)      23,771,000  Floating      SEQ     6.24 / 8.56        174           Jan-2013       Nov-2036        Aaa/AAA
A-II (3) (4)      196,957,000  Floating      PT      2.01 / 2.17                  Not Available                      Aaa/AAA
M-1 (3) (4)                                                        51 - 75 / 51 -
(5)                35,340,000  Floating      MEZ     5.04 / 5.53        154           Jan-2013       Nov-2036        Aa1/AA+
M-2  (3) (4)                                                       45 - 75 / 45 -
(5)                40,660,000  Floating      MEZ     4.68 / 5.16        148           Jan-2013       Nov-2036         Aa2/AA
M-3  (3) (4)                                                       43 - 75 / 43 -
(5)                15,580,000  Floating      MEZ     4.54 / 5.00        139           Jan-2013       Nov-2036        Aa3/AA-
M-4  (3) (4)                                                       42 - 75 / 42 -
(5)                14,820,000  Floating      MEZ     4.49 / 4.94        135           Jan-2013       Nov-2036         A1/A+
M-5  (3) (4)                                                       41 - 75 / 41 -
(5)                14,440,000  Floating      MEZ     4.45 / 4.88        130           Jan-2013       Nov-2036          A2/A
M-6  (3) (4)                                                       40 - 75 / 40 -
(5)                11,020,000  Floating      MEZ     4.42 / 4.83        125           Jan-2013       Nov-2036         A2/A-
M-7  (3) (4)                                                       39 - 75 / 39 -
(5)                10,260,000  Floating      MEZ     4.41 / 4.80        120           Jan-2013       Nov-2036        A3/BBB+
M-8  (3) (4)                                                       39 - 75 / 39 -
(5)                 8,740,000  Floating      MEZ     4.38 / 4.75        116           Jan-2013       Nov-2036        Baa1/BBB
M-9  (3) (4)                                                       38 - 75 / 38 -
(5)                12,160,000  Floating      MEZ     4.37 / 4.71        111           Jan-2013       Nov-2036       Baa2/BBB-
M-10  (3) (4)                                                      38 - 75 / 38 -
(5)                14,820,000  Floating      MEZ     4.35 / 4.61        103           Jan-2013       Nov-2036        Baa3/BB+
TOTAL            $728,840,000
--------------- -------------- ---------- ---------- ------------ ----------------- ------------- --------------- ---------------

      NOTES:
(1)      Class sizes subject to a 10% variance.
(2)      Pricing Speed Assumption:
         Fixed:   23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
         ARMs:    100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month
         22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(3)      The pass-through rate on the Class A and Class M Certificates will be equal to the least of (i)
         one-month LIBOR plus the related margin, (ii) the related Net WAC Cap Rate and (iii) 14.00%
         per annum.
(4)      If the 10% optional call is not exercised, the margin on the Class A-I-3, Class A-I-4 and Class
         A-II Certificates will double and the margin on the Class M Certificates will increase by a
         1.5x multiple, in each case beginning on the second Distribution Date after the first possible optional call date.
(5)      The Class M Certificates are not expected to receive principal payments prior to the Stepdown
         Date.
(6)      For the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, the Final Scheduled Distribution
         Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust on the Optional Termination Date and no Excess Cash Flow on any
         Distribution Date.  For the Class A-I-4, Class A-II and Class M Certificates, the Final
         Scheduled Distribution Date is the Distribution Date in the month following the maturity of the latest maturing Mortgage Loan.
(7)      The Offered Certificates are priced to the Optional Call Date using 100% of the Pricing Speed
         Assumption.

ISSUING ENTITY:                     RASC Series 2006-EMX9 Trust.

CERTIFICATES:                       The  Class   A-I-1,   Class   A-I-2,   Class  A-I-3  and  Class  A-I-4
                                    Certificates  (collectively,  the "Class A-I Certificates") are backed by first and second  lien,  fixed-rate  and  adjustable-rate  mortgage loans with original  principal balances that may or may not conform to
                                    Freddie Mac limitations (the "Group I Loans").

                                    The Class  A-II  Certificates  are  backed by first and  second  lien, fixed-rate and adjustable-rate  mortgage loans with original principal balances that will conform to Freddie Mac  limitations  (the "Group II
                                    Loans" and together with the Group I Loans, the "Mortgage Loans").

                                    The  Class  A-I  Certificates  and the  Class  A-II  Certificates  are
                                    referred to together as the "Class A Certificates."

                                    The Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                                    Class M-7,  Class  M-8,  Class M-9 and Class  M-10  Certificates  (the
                                    "Class M  Certificates"  and together  with the Class A  Certificates,
                                    the  "Offered   Certificates").   The  Offered  Certificates  will  be
                                    offered pursuant to the Prospectus Supplement described below.

UNDERWRITERS:                       Residential Funding Securities, LLC and Barclays Capital Inc.

YIELD MAINTENANCE
AGREEMENT PROVIDER:                 tba

DEPOSITOR:                          Residential  Asset Securities  Corporation  ("RASC"),  an affiliate of
                                    Residential Funding Company, LLC

TRUSTEE:                            U.S. Bank National Association

MASTER SERVICER:                    Residential Funding Company,  LLC (the "Seller",  "Master Servicer" or
                                    "Residential   Funding"),   an  indirect  wholly-owned  subsidiary  of
                                    Residential Capital Corporation.

SUBSERVICER:                        Primary  servicing  for all of the mortgage  loans will be provided by
                                    Mortgage  Lenders  Network USA,  Inc., see  Origination  and Servicing
                                    below.

CUT-OFF DATE:                       October  1, 2006  after  deducting  payments  due  during the month of
                                    September 2006.

SETTLEMENT DATE:                    On or about October 27, 2006.

DISTRIBUTION DATES:                 25th of each  month  (or the  next  business  day if such day is not a business day) commencing on November 27, 2006.

FORM OF CERTIFICATES:               Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS:              For the Class A,  Class  M-1,  Class  M-2 and Class M-3  Certificates:
                                    $100,000  and  integral  multiples  of $1 in excess  thereof;  for the
                                    Class M-4  through  Class M-10  Certificates:  $250,000  and  integral multiples of $1 in excess thereof.

ERISA CONSIDERATIONS:               Subject to  considerations  described in the  prospectus,  the Offered
                                    Certificates  are  expected  to be eligible  for  purchase by employee benefit  plans or other  plans or  arrangements  that are  subject  to
                                    ERISA or section  4975 of the  Internal  Revenue  Code  (collectively,
                                    "Plans"),   subject  to  important   restrictions   described  in  the
                                    prospectus  and  prospectus  supplement.   However,  investors  should
                                    consult  with their  counsel with  respect to the  consequences  under
                                    ERISA and the Internal  Revenue Code of such a Plan's  acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENTS:                  The Certificates  will not constitute  "mortgage  related  securities"
                                    for the purposes of the Secondary  Mortgage Market  Enhancement Act of
                                    1984 ("SMMEA").

TAX STATUS:                         One or more REMIC elections.

MORTGAGE LOANS:
                               o        The  Group I Loans  will  consist  of first  and  second  lien,  fixed-rate  and  adjustable-rate mortgage  loans with original  principal  balances that may or may not  conform  to  Freddie  Mac  limitations.  The  pool of Group I
                                        Loans  described  herein has an  approximate  aggregate  principal balance of  $494,546,733  as of the Cut-off  Date.  On the closing date,  the  Group  I Loans  will  have  an  approximate  aggregate principal balance of $488,335,000 as of the Cut-off Date.

                               o        The Group II Loans  will  consist  of first  and  second  lien,  fixed-rate  and  adjustable-rate
                                        mortgage  loans  with  original   principal   balances  that  will
                                        conform to  Freddie  Mac  limitations.  The pool of Group II Loans described herein has an approximate  aggregate  principal  balance of  $275,121,128  as of the Cut-off  Date.  On the  closing  date, the Group II Loans will have an  approximate  aggregate  principal balance of $271,665,000 as of the Cut-off Date.

                               o        As of the Cut-off Date,  approximately  3.70% and 1.72% of the Mortgage Loans in Loan Group I and
                                        Loan  Group II,  respectively,  provide  for an  initial  interest only period of up to five years.

SILENT SECONDS:                     The mortgaged properties relating to approximately 25.31% of the
                                    Group I statistical pool of first-lien Mortgage Loans and 22.58% of the Group II statistical pool of first-lien Mortgage Loans, which are included in this pool are subject to a second-lien mortgage loan,
                                    ("Silent Seconds"), based solely on the information made available to
                                    the Depositor.   The weighted average combined original loan-to-value
                                    ratio of the Group I Mortgage Loans, including the Silent Seconds is
                                    90.83% and the weighted average combined original loan-to-value ratio of the Group II Mortgage Loans, including the Silent Seconds is
                                    90.80%.

THE ORIGINATOR AND
SUBSERVICER:                        Mortgage  Lenders  Network USA,  Inc.  originated  all of the Mortgage
                                    Loans.  Mortgage Lenders Network USA, Inc.  originates loans through a
                                    nationwide   network  of  retail  production   branches,   independent
                                    mortgage  brokers  approved by Mortgage  Lenders Network USA, Inc. and
                                    also  through  its  correspondent  lending  division.   The  executive
                                    offices  of  Mortgage   Lenders  Network  USA,  Inc.  are  located  in
                                    Middletown, Connecticut.

                                    Residential Funding acquired all of the mortgage loans from Emax
                                    Financial Group, LLC. Emax Financial Group, LLC, is a mortgage banking company engaged in the mortgage banking business, which consists of acquisition and sale of residential mortgage loans secured primarily by one- to four-unit family residences, and the purchase and sale of mortgage servicing rights.

                                    Primary  servicing will be provided by Mortgage  Lenders  Network USA,
                                    Inc.   Mortgage  Lenders  Network USA, Inc. is an approved  Fannie Mae and Freddie Mac servicer.

                                    Performance information for certain Mortgage Lenders Network transactions is currently available at www.gmacrfcstaticpool.com.

PREPAYMENT ASSUMPTIONS:
                               o        Fixed - 23% HEP (2.3% CPR in month 1,  building  to 23% CPR by month 10, and  remaining  constant at 23% CPR thereafter).
                               o        ARMs  -  100%  PPC  (assumes  that  prepayments  start  at 2%  CPR  in  month  one,  increase  by approximately  2.545% each month to 30% CPR in month  twelve,  and remain at 30% CPR until  month 22,  from month 23 to month 27, 50%
                                        CPR, and from month 28 and thereafter, 35% CPR).

OPTIONAL CALL:                      If the aggregate  principal  balance of the Mortgage Loans falls below
                                    10% of the  aggregate  principal  balance of the Mortgage  Loans as of the Cut-Off Date (the  "Optional Call Date"),  the master  servicer or its designee  may  terminate  the trust.  The exercise of the optional call may be subject to  limitations  as  described  in the  prospectus supplement.
GROUP I BASIS RISK
SHORTFALL:                          With respect to any class of the Class A-I Certificates and any
                                    Distribution Date on which the Group I Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum)
                                    equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class calculated using the Group I Net
                                    WAC Cap Rate.

GROUP I BASIS RISK
SHORTFALL
CARRY-FORWARD AMOUNTS:              With respect to each class of the Class A-I Certificates and any
                                    Distribution Date, an amount equal to the aggregate amount of Group I
                                    Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Group I Basis Risk Shortfall from prior Distribution
                                    Dates, plus interest thereon to the extent previously unreimbursed by
                                    Excess Cash Flow, at a rate equal to the related pass-through rate for that class.

GROUP II BASIS RISK
SHORTFALL:                          With respect to the Class A-II Certificates and any Distribution Date
                                    on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of the Class A-II Certificates, an amount equal to the excess of (i) the accrued certificate interest for the Class A-II
                                    Certificates calculated at a rate (not to exceed 14.00% per annum)
                                    equal to One-Month LIBOR plus the related margin over (ii) the accrued certificate interest for the Class A-II Certificates calculated using the Group II Net WAC Cap Rate
GROUP II BASIS RISK
SHORTFALL
CARRY-FORWARD AMOUNTS:              With respect to the Class A-II Certificates and any Distribution
                                    Date, an amount equal to the aggregate amount of Group II Basis Risk
                                    Shortfall on that Distribution Date, plus any unpaid Group II Basis
                                    Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate for the Class A-II
                                    Certificates.

SUBORDINATE BASIS RISK
SHORTFALL:                          With respect to any class of Class M Certificates and any
                                    Distribution Date on which the Subordinate Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) the accrued certificate interest for that class calculated at a rate (not to exceed 14.000% per annum)
                                    equal to One-Month LIBOR plus the related margin over (y) the accrued certificate interest for that class calculated using the Subordinate
                                    Net WAC Cap Rate.

SUBORDINATE BASIS RISK
SHORTFALL CARRY-FORWARD
AMOUNT:                             With respect to each class of Class M Certificates and any
                                    Distribution Date, an amount equal to the aggregate amount of
                                    Subordinate Basis Risk Shortfall for that class on that Distribution
                                    Date, plus any unpaid Subordinate Basis Risk Shortfall from prior
                                    Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate.

AVAILABLE DISTRIBUTION
AMOUNT:                             For any distribution date, an amount generally equal to the sum of the following amounts, net of amounts reimbursable to the master servicer and any subservicer:

                                    O   the aggregate amount of scheduled payments on the mortgage loans due during
                                        the related due period and received on or prior to the related determination date,
                                        after deduction of the master servicing fees and any
                                        subservicing fees in respect
                                        of the mortgage loans for that distribution date;

                                    O   unscheduled payments, including mortgagor prepayments on the mortgage loans,
                                        insurance proceeds, liquidation proceeds and subsequent
                                        recoveries from the
                                        mortgage loans, and proceeds from repurchases of and
                                        substitutions for the
                                        mortgage loans occurring during the preceding calendar month; and

                                    O   all advances made for that distribution date in respect of the mortgage loans.

                                    The Prospectus  Supplement will describe any  adjustments  that may be made to the Available Distribution Amount.

RELIEF ACT SHORTFALLS:              With  respect to any  Distribution  Date,  the  shortfall,  if any, in collections  of  interest  resulting  from the Service  Members  Civil
                                    Relief Act, as amended,  or any  similar  legislation  or  regulation.
                                    Relief Act  Shortfalls  will be covered by available  Excess Cash Flow in the current  period only.  Any Relief Act  Shortfalls  allocated to the  Certificates  for the  current  period not covered by Excess Cash
                                    Flow in the current period will remain unpaid.

CREDIT ENHANCEMENT:                 A.  SUBORDINATION.

                                    Credit  enhancement  for the Class A  Certificates  will  include  the subordination  of the Class M  Certificates.  Credit  enhancement  for the Class M Certificates  will include the subordination of each class of the Class M Certificates with a lower payment priority.

                                    INITIAL  SUBORDINATION  (INCLUDING  THE INITIAL  OVERCOLLATERALIZATION
                                    AMOUNT):

-------------------- ------------------- --------------- ----------------
CLASS                 EXPECTED RATING       INITIAL           AFTER
                                                            STEP-DOWN
                      (MOODY'S / S&P)    CREDIT SUPPORT      SUPPORT
-------------------- ------------------- --------------- ----------------

-------------------- ------------------- --------------- ----------------
Class A                   Aaa/AAA            27.50%          55.00%
-------------------- ------------------- --------------- ----------------
Class M-1                 Aa1/AA+            22.85%          45.70%
-------------------- ------------------- --------------- ----------------
Class M-2                  Aa2/AA            17.50%          35.00%
-------------------- ------------------- --------------- ----------------
Class M-3                 Aa3/AA-            15.45%          30.90%
-------------------- ------------------- --------------- ----------------
Class M-4                  A1/A+             13.50%          27.00%
-------------------- ------------------- --------------- ----------------
Class M-5                   A2/A             11.60%          23.20%
-------------------- ------------------- --------------- ----------------
Class M-6                  A2/A-             10.15%          20.30%
-------------------- ------------------- --------------- ----------------
Class M-7                 A3/BBB+            8.80%           17.60%
-------------------- ------------------- --------------- ----------------
Class M-8                 Baa1/BBB           7.65%           15.30%
-------------------- ------------------- --------------- ----------------
Class M-9                Baa2/BBB-           6.05%           12.10%
-------------------- ------------------- --------------- ----------------
Class M-10                Baa3/BB+           4.10%            8.20%
-------------------- ------------------- --------------- ----------------

                                    For any class of Certificates, the Initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated
                                    principal balance of the Mortgage Loans as of the Cut-off Date.  The initial Credit Support includes the initial Overcollateralization
                                    Amount.

B.

                                    OVERCOLLATERALIZATION ("OC")

-------------------------------------------------- ---------------------------

-------------------------------------------------- ---------------------------
INITIAL (% ORIG.)                                            4.10%
OC TARGET (% ORIG.)                                          4.10%
OC FLOOR (% ORIG.)                                           0.50%
OC STEPDOWN TARGET (% CURRENT)                               8.20%
OC HOLIDAY                                                    None
-------------------------------------------------- ---------------------------

C.       EXCESS SPREAD *

                                    Initially equal to  approximately  346 basis points per annum, for the
                                    29 day initial accrual period.

                                    * - Excess  Spread is  calculated on a 30/360 basis and at the Pricing
                                                                       Speed Assumption.

D.       YIELD MAINTENANCE AGREEMENT.

                                    Any amounts payable under the Yield Maintenance Agreement on each
                                    Distribution Date will be included in Excess Cash Flow and will be distributed in accordance with the priority set forth below under
                                    "Excess Cash Flow Distributions."

EXCESS CASH FLOW
DISTRIBUTIONS:                      On any Distribution Date, the Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

(1)      as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A and Class M
                                        Certificates   in   reduction  of  their   certificate   principal
                                        balances,  the  principal  portion of realized  losses  previously allocated  to reduce  the  certificate  principal  balance  of any
                                        Class A or Class M Certificates  and remaining  unreimbursed,  but only to the extent of subsequent recoveries;

(2)      as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A and Class M
                                        Certificates   in   reduction  of  their   certificate   principal
                                        balances,  the principal  portion of realized  losses  incurred on the related Mortgage Loans for the preceding calendar month;

(3)      to pay  the  holders  of  the  Class  A and  Class  M  Certificates  as  part  of  the  Principal
                                        Distribution Amount, any Overcollateralization Increase Amount;

(4)      to pay the holders of Class A and Class M  Certificates,  the amount of any  prepayment  interest shortfalls  allocated thereto for that Distribution Date, on a pro rata  basis  based on  prepayment  interest  shortfalls  allocated thereto,  to  the  extent  not  covered  by  the  Eligible  Master
                                        Servicing Compensation on that Distribution Date;

(5)      to pay to  the  holders  of the  Class  A and  Class  M  Certificates,  any  prepayment  interest
                                        shortfalls   remaining  unpaid  from  prior   Distribution   Dates
                                        together  with  interest  thereon,  on a pro rata  basis  based on
                                        unpaid  prepayment   interest  shortfalls   previously   allocated
                                        thereto;

(6)      to pay to the  holders  of the  Class A  Certificates,  the  amount  of any  Group  I Basis  Risk
                                        Shortfall  Carry-Forward  Amount or Group II Basis Risk  Shortfall
                                        Carry Forward Amount,  as applicable,  on a pro rata basis,  based on the  amount  of  Group I  Basis  Risk  Shortfall  Carry-Forward
                                        Amount  and Group II Basis  Risk  Shortfall  Carry-Forward  Amount
                                        previously  allocated thereto that remain  unreimbursed,  and then to the Class M  Certificates,  in the order of  payment  priority, the amount of any Subordinate  Basis Risk Shortfall  Carry-Forward
                                        Amounts, remaining unpaid as of that Distribution Date;

(7)      to pay to the  holders  of the Class A and Class M  Certificates,  the  amount of any  Relief Act
                                        Shortfalls  allocated  thereto,  on a  pro  rata  basis  based  on
                                        Relief Act  Shortfalls  allocated  thereto  for that  Distribution
                                        Date;

(8)      to pay to the holders of the Class A  Certificates,  on a pro rata basis,  based on the amount of
                                        realized   losses   previously   allocated   thereto  that  remain
                                        unreimbursed  and then to the Class M  Certificates,  in the order of  payment  priority,  the  principal  portion  of  any  realized losses previously allocated thereto that remain unreimbursed; and

(9)       to pay to the  holders of the Class SB  Certificates  and the Class R  Certificates  any balance remaining,  in  accordance  with  the  terms  of the  pooling  and servicing agreement.

                                    On any Distribution  Date, the amounts described in clause (2) and (3)
                                    above will be paid first from Excess  Cash Flow for that  Distribution
                                    Date,  other than  amounts  received  by the  trustee  under the Yield
                                    Maintenance  Agreement,  and  second  from  amounts  received  by  the trustee under the Yield Maintenance Agreement.

INTEREST ACCRUAL PERIOD:            From and  including  the  preceding  Distribution  Date (for the first accrual  period,  the closing  date) up to but  excluding  the current
                                    Distribution Date on an actual/360 basis.

PASS-THROUGH RATES:                 Class A-I Pass-Through Rates:

                                    On each  Distribution  Date, the Class A-I  Pass-Through  Rate on each class of the Class A-I certificates  will be a per annum rate equal to the least of (x) for any  Distribution  Date which occurs prior to the second  Distribution Date after the first possible Optional Call Date,
                                    One-Month LIBOR plus the related margin for such class,  and beginning on the  second  Distribution  Date after the first  possible  Optional
                                    Call  Date,  and with  respect  to the Class  A-I-3  and  Class  A-I-4
                                    Certificates,  One-Month  LIBOR  plus 2 times the  related  margin for such class, (y) the Group I Net WAC Cap Rate and (z) 14.00% per annum.

                                    Class A-II Pass-Through Rates:

                                    On each Distribution  Date, the Class A-II Pass-Through Rate will be a per annum  rate  equal to the least of (x) for any  Distribution  Date which  occurs  prior to the second  Distribution  Date after the first possible Optional Call Date,  One-Month LIBOR plus the related margin, and  beginning  on  the  second  Distribution  Date  after  the  first possible Optional Call Date,  One-Month LIBOR plus 2 times the related margin, (y) the Group II Net WAC Cap Rate and (z) 14.00% per annum.

                                    Class M Pass-Through Rates:

                                    On each Distribution  Date, the Pass-Through Rate on each class of the
                                    Class M  Certificates  will be a per annum  rate equal to the least of
                                    (x) for  any  Distribution  Date  which  occurs  prior  to the  second
                                    Distribution  Date  after  the  first  possible  Optional  Call  Date,
                                    One-Month LIBOR plus the related margin for such class,  and beginning on the  second  Distribution  Date after the first  possible  Optional
                                    Call Date,  One-Month LIBOR plus 1.5 times the related margin for such class, (y) the Subordinate Net WAC Cap Rate and (z) 14.00% per annum.

GROUP I NET WAC
CAP RATE:                           For any  Distribution  Date,  a per annum rate  equal to the  weighted average of the Net  Mortgage  Rates of the Group I Loans using the Net
                                    Mortgage  Rates  in  effect  for the  scheduled  payments  due on such mortgage  loans  during  the  related  due  period,  multiplied  by  a fraction  equal to 30  divided  by the  actual  number  of days in the related Interest Accrual Period.

GROUP II NET WAC
CAP RATE:                           For any  Distribution  Date,  a per annum rate  equal to the  weighted average of the Net Mortgage  Rates of the Group II Loans using the Net
                                    Mortgage  Rates  in  effect  for the  scheduled  payments  due on such mortgage  loans  during  the  related  due  period,  multiplied  by  a fraction  equal to 30  divided  by the  actual  number  of days in the related Interest Accrual Period.

SUBORDINATE NET WAC
CAP RATE:                           With respect to any Distribution Date and the Class M Certificates,  a
                                    per annum  rate equal to the  weighted  average of (i) the Group I Net
                                    WAC Cap Rate and (ii) the Group II Net WAC Cap Rate,  weighted  on the basis of the related Subordinate Component.

NET WAC CAP RATE:                   The  Group I Net WAC Cap  Rate,  the  Group II Net WAC Cap Rate or the
                                    Subordinate Net WAC Cap Rate, as applicable.

SUBORDINATE COMPONENT:              With  respect  to each  loan  group  and any  Distribution  Date,  the positive  excess,  if any, of the aggregate  principal  balance of the mortgage  loans in that loan  group,  over the  aggregate  certificate principal  balance of the related Class A  Certificates,  in each case immediately prior to that Distribution Date.

NET MORTGAGE RATE:                  With respect to any  Mortgage  Loan,  the mortgage  rate minus (a) the master servicing fee and (b) the sub-servicing fee.

ELIGIBLE MASTER
SERVICING COMPENSATION:             For any  Distribution  Date,  an  amount  equal to the  lesser  of (a)
                                    one-twelfth of 0.125% of the stated principal  balance of the Mortgage
                                    Loans immediately  preceding that  Distribution  Date, and (b) the sum of the master  servicing fee payable to the Master Servicer in respect of its master servicing  activities and  reinvestment  income received by the  Master  Servicer  on  amounts  payable  with  respect  to that
                                    Distribution  Date with  respect to the  Mortgage  Loans.  Excess Cash
                                    Flow may also be available to cover  prepayment  interest  shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES:                           The Master Servicer will advance delinquent  principal and interest to the extent the advance is recoverable  from future  collections on the
                                    Mortgage Loans.

OVERCOLLATERALIZATION AMOUNT:       With respect to any Distribution  Date, the excess, if any, of (a) the aggregate  stated  principal  balance  of the  Mortgage  Loans  before giving  effect  to  distributions  of  principal  to be  made  on that
                                    Distribution  Date,  over  (b)  the  aggregate  certificate  principal balance  of the Class A and  Class M  Certificates,  as of such  date, before  taking into account  distributions  of principal to be made on that Distribution Date.

REQUIRED
OVERCOLLATERALIZATION AMOUNT:       With respect to any Distribution  Date (i) prior to the Stepdown Date, an amount equal 4.10% of the  aggregate  stated  principal  balance of the  Mortgage  Loans as of the  Cut-off  Date,  (ii) on or  after  the
                                    Stepdown Date  provided a Trigger Event is not in effect,  the greater of (x)  8.20%  of the then  current  aggregate  outstanding  principal balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  Overcollateralization
                                    Floor or (iii) on or after  the  related  Stepdown  Date if a  Trigger
                                    Event is in effect, the Required  Overcollateralization Amount for the
                                    immediately     preceding     Distribution    Date.    The    Required
                                    Overcollateralization  Amount  may be  reduced  from time to time with notification to the rating agencies.

OVERCOLLATERALIZATION FLOOR:        0.50%  of the  aggregate  stated  principal  balance  of the  Mortgage
                                    Loans, as of the Cut-Off Date.

STEPDOWN DATE:                      The  earlier  to  occur  of  (i)  the  Distribution  Date  immediately succeeding the  Distribution  Date on which the aggregate  certificate principal  balance  of the Class A  Certificates  has been  reduced to zero or (ii)  the  later  to  occur  of (x) the  Distribution  Date in
                                    November 2009 and (y) the first  Distribution Date on which the Senior
                                    Enhancement Percentage is greater than or equal to 55.00%.
OVERCOLLATERALIZATION
INCREASE AMOUNT:                    With respect to any  Distribution  Date, an amount equal to the lesser of (i)  available  Excess  Cash  Flow  available  for  payment  of the
                                    Overcollateralization  Increase Amount on that  Distribution  Date, as provided  in clause (3) under  "Excess  Cash Flow  Distributions"  and
                                    (ii) the  excess,  if any, of (x) the  Required  Overcollateralization
                                    Amount for that Distribution  Date over (y) the  Overcollateralization
                                    Amount for that Distribution Date.

OVERCOLLATERALIZATION
REDUCTION AMOUNT:                   With   respect  to  any   Distribution   Date  for  which  the  Excess
                                    Overcollateralization  Amount  is,  or would  be,  after  taking  into account all other  distributions to be made on that Distribution Date, greater  than  zero,  an amount  equal to the lesser of (i) the Excess
                                    Overcollateralization  Amount  for  that  Distribution  Date  and (ii)
                                    Principal Remittance Amount for that Distribution Date.

EXCESS OVERCOLLATERALIZATION
AMOUNT:                             With  respect to any  Distribution  Date,  the excess,  if any, of the
                                    Overcollateralization  Amount over the Required  Overcollateralization
                                    Amount.

EXCESS CASH FLOW:                   For  any  Distribution  Date,  the sum of (a)  the  excess  of (1) the
                                    Available  Distribution  Amount  for that  distribution  date over (2)
                                    the sum of (x) the interest  distribution  amount for the Certificates for that  Distribution  Date and (y) the  lesser of (i) the  aggregate certificate principal balance of the Offered Certificates  immediately prior to such  Distribution  Date and  (ii) the  Principal  Remittance
                                    Amount  for that  Distribution  Date to the  extent  not needed to pay interest on the Offered  Certificates on such  Distribution  Date, (b)
                                    any  Overcollateralization   Reduction  Amount  and  (c)  any  amounts
                                    received by the trust under the Yield  Maintenance  Agreement for that
                                    Distribution  Date.  Excess Cash Flow may be used to protect the Class
                                    A and  Class M  Certificates  against  realized  losses  by  making an additional  payment  of  principal  up to the  amount of the  realized
                                    losses  to  the  extent   described   above  in   "Excess   Cash  Flow
                                    Distributions".

TRIGGER EVENT:
                                    A Trigger  Event is in effect on any  Distribution  Date if either (i)
                                    the  three  month  average  of  the  related  Sixty-Plus   Delinquency
                                    Percentage,   as  determined  on  that   Distribution   Date  and  the
                                    immediately  preceding  two  Distribution  Dates,  equals  or  exceeds
                                    29.09%  of  the  Senior  Enhancement  Percentage  or  (ii)  cumulative realized  losses on the Mortgage  Loans as a percentage of the initial aggregate  principal  balance of the Mortgage  Loans as of the Cut-off
                                    Date exceed the following amounts:

-------------------------- --------------------------------------------------------------------------------
                                                            LOSS TRIGGER
-------------------------- --------------------------------------------------------------------------------
Months 25-36               1.90% in the first month plus an additional 1/12th of 2.40% for every month thereafter
                           4.30% in the first month plus an additional 1/12th of 2.40% for every month
Months 37-48               thereafter
                           6.70% in the first month plus an additional 1/12th of 1.90% for every month
Months 49-60               thereafter
                           8.60% in the first month plus an additional 1/12th of 1.05% for every month
Months 61-72               thereafter
Months 73 and thereafter   9.65%
-------------------------- --------------------------------------------------------------------------------

SIXTY-PLUS DELINQUENCY
PERCENTAGE:                         With respect to any  Distribution  Date, the fraction,  expressed as a percentage,  equal to (x) the aggregate  stated  principal  balance of the Mortgage  Loans that are 60 or more days  delinquent in payment of principal and interest for that Distribution Date,  including Mortgage
                                    Loans in bankruptcy that are 60 or more days  delinquent,  foreclosure or REO,  over  (y)  the  aggregate  stated  principal  balance  of the
                                    Mortgage Loans immediately preceding that Distribution Date.

SENIOR
ENHANCEMENT PERCENTAGE:             For any  Distribution  Date, the  percentage  obtained by dividing (x)
                                    the sum of (i) the  aggregate  certificate  principal  balance  of the
                                    Class M Certificates  and (ii) the  Overcollateralization  Amount,  in
                                    each  case  prior  to  the  distribution  of the  aggregate  Principal
                                    Distribution  Amount on such  Distribution  Date, by (y) the aggregate stated principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

PRINCIPAL
DISTRIBUTION AMOUNT:
                                    On any  Distribution  Date,  the lesser of  (a) the  excess of (i) the
                                    Available  Distribution  Amount plus for inclusion in Excess Cash Flow for  purposes  of  clause  (b)(v)  and  (vi) in this  definition,  the amounts received by the trustee under the Yield Maintenance  Agreement for that  Distribution Date to the extent set forth in clauses (2) and
                                    (3) under the "Excess Cash Flow  Distributions"  above,  over (ii) the interest  distribution  amount and (b) the  aggregate amount described below:

                                    (i)     the  principal  portion of all scheduled  monthly  payments on the Mortgage  Loans  received or advanced  with respect to the related due period;

                                    (ii)    the  principal  portion of all proceeds of the  repurchase  of
                                            Mortgage  Loans,  or, in the case of a  substitution,  amounts representing  a  principal  adjustment,  as  required  by  the
                                            pooling  and   servicing   agreement   during  the   preceding
                                            calendar month;

                                    (iii)   the  principal  portion of all other  unscheduled  collections other than  subsequent  recoveries,  received on the  Mortgage
                                            Loans during the  preceding  calendar  month,  or deemed to be received  during  the  preceding  calendar  month,  including, without  limitation,  full and partial  principal  prepayments
                                            made  by  the  respective   mortgagors,   to  the  extent  not
                                            distributed in the preceding month;

                                    (iv)    the   lesser   of    (a) subsequent    recoveries   for   that
                                            distribution   date  and  (b) the  principal  portion  of  any
                                            realized   losses   allocated   to  any   class   of   offered
                                            certificates  on  a  prior  distribution  date  and  remaining unpaid;

                                    (v)     the lesser of (a) the  Excess Cash Flow for that  distribution date,  to the  extent  not used in  clause (b)  (iv)  above on such  Distribution  Date, and (b) the principal portion of any realized  losses  incurred,  or deemed to have been  incurred, on any Mortgage  Loans in the calendar  month  preceding  that
                                            Distribution  Date to the extent  covered by Excess  Cash Flow for that  Distribution  Date as described  under "--Excess Cash
                                            Flow Distributions" above; and

                                    (vi)    the lesser of (a) the  Excess Cash Flow for that  Distribution
                                            Date,  to the extent not used  pursuant to clause (b) (iv) and
                                            (v) above on such  Distribution  Date,  and (b) the  amount of
                                            any    Overcollateralization    Increase   Amount   for   that
                                            Distribution  Date, to the extent  covered by Excess Cash Flow for that  Distribution  Date as described  under  "Excess Cash
                                            Flow Distributions" above;
                                    minus

                                    (vii)   the amount of any  Overcollateralization  Reduction Amount for that Distribution Date; and

                                    (viii)  any capitalization reimbursement amount.

                                    In  no  event   will  the   Principal   Distribution   Amount  on  any
                                    Distribution  Date be less than zero or greater  than the  outstanding aggregate  certificate  principal  balance of the Class A Certificates and Class M Certificates.

PRINCIPAL REMITTANCE
AMOUNT:                             For any Distribution Date, the sum of the following  amounts:  (i) the principal  portion of all scheduled  monthly  payments on the Mortgage
                                    Loans  received  or advanced  with  respect to the related due period;
                                    (ii) the  principal  portion  of all  proceeds  of the  repurchase  of
                                    Mortgage Loans or, in the case of substitution,  amounts  representing a principal  adjustment  as  required  in the  pooling  and  servicing
                                    agreement   during  the  preceding   calendar  month;  and  (iii)  the
                                    principal  portion of all other  unscheduled  collections  received on the Mortgage  Loans during the  preceding  calendar  month  including, without  limitation,  full and partial  principal  prepayments made by the  respective  mortgagors,  to the  extent  not  distributed  in the preceding month but excluding subsequent recoveries.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  distribution  date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  distribution  date, the Principal  Distribution  Amount for that distribution  date or (ii) on or after the Stepdown  Date if a Trigger
                                    Event is not in effect for that distribution date, the lesser of:
                                    the Principal Distribution Amount for that distribution date; and

                                    the  excess,  if  any,  of (A)  the  aggregate  Certificate  Principal
                                    Balance  of  the  Class A  Certificates   immediately  prior  to  that
                                    distribution  date over (B) the  lesser of (x) the  product of (1) the applicable  Subordination  Percentage  and  (2) the  aggregate  Stated
                                    Principal  Balance  of the  mortgage  loans  after  giving  effect  to distributions  to be  made  on  that  distribution  date  and  (y) the excess,  if any,  of the  aggregate  Stated  Principal  Balance of the mortgage  loans after  giving  effect to  distributions  to be made on that distribution date, over the Overcollateralization Floor.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT:

                                    On any distribution  date, the Class A Principal  Distribution  Amount for that distribution date multiplied by a fraction,  the numerator of which is the portion of the  Principal  Allocation  Amount  related to
                                    Loan Group I for that  distribution  date and the denominator of which is the Principal  Allocation  Amount for all of the mortgage loans for that distribution date.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT:

                                    On any distribution  date, the Class A Principal  Distribution  Amount for that distribution date multiplied by a fraction,  the numerator of which is the portion of the  Principal  Allocation  Amount  related to
                                    Loan Group II for that  distribution date and the denominator of which is the Principal  Allocation  Amount for all of the mortgage loans for that distribution date.

PRINCIPAL ALLOCATION AMOUNT:

                                    With respect to any  distribution  date,  the sum of (a) the Principal
                                    Remittance Amount for that distribution  date, (b) any Realized Losses covered  by  amounts  included  in clause  (iv) of the  definition  of
                                    Principal  Distribution  Amount  and (c) the  aggregate  amount of the principal  portion of  Realized  Losses on the  mortgage  loans in the calendar  month  preceding  that  distribution  date,  to  the  extent covered by Excess Cash Flow  included in clause (v) of the  definition of  Principal  Distribution  Amount;  provided,  however,  that on any distribution  date  on  which  there  is (i)  insufficient  Subsequent
                                    Recoveries to cover all unpaid  Realized  Losses on the mortgage loans described in clause (b) above,  in  determining  the Group I Principal
                                    Distribution  Amount and the Group II Principal  Distribution  Amount,
                                    Subsequent Recoveries will be allocated to the Class A-I  Certificates and Class A-II Certificates,  pro rata, based on the principal portion of unpaid Realized Losses from prior  distribution  dates on the Group
                                    I Loans  and  Group II  Loans,  respectively,  and  (ii)  insufficient
                                    Excess Cash Flow to cover all Realized  Losses on the  mortgage  loans described in clause (c) above,  in  determining  the Group I Principal
                                    Distribution  Amount and the Group II Principal  Distribution  Amount,
                                    the Excess  Cash Flow  remaining  after the  allocation  described  in clause (b) or (i)  above,  as  applicable,  will be  allocated  to the
                                    Class A-I  Certificates and Class A-II  Certificates,  pro rata, based on the  principal  portion  of  Realized  Losses  incurred  during the calendar month preceding that  distribution  date on the Group I Loans and Group II Loans, respectively.

INTEREST
DISTRIBUTIONS:                      Distributions  to  the  holders  of  the  Certificates  will  be  made generally as follows:
                                    From the Available  Distribution  Amount  remaining  after payment of certain  fees  and  expenses,  distribution  of  accrued  and  unpaid interest  (less any  prepayment  interest  Shortfalls  not covered by
                                    Eligible Master Servicing  Compensation or any Relief Act shortfalls)
                                    to the holders of Certificates, in the following order of priority:

(i)      To each  class  of the  Class A  Certificates,  pursuant  to the  Class A  Interest  Distribution
                                           Priority described below;
(ii)     To the Class M-1 Certificates;
(iii)    To the Class M-2 Certificates;
(iv)     To the Class M-3 Certificates;
(v)      To the Class M-4 Certificates;
(vi)     To the Class M-5 Certificates;
(vii)    To the Class M-6 Certificates;
(viii)   To the Class M-7 Certificates;
(ix)     To the Class M-8 Certificates;
(x)      To the Class M-9 Certificates; and
(xi)     To the Class M-10 Certificates.

CLASS A INTEREST
DISTRIBUTION PRIORITY:              With  respect  to  each  class  of  Class  A   Certificates   and  any
                                    Distribution  Date,  the  amount  available  for  payment  of  accrued certificate  interest thereon for that  Distribution Date plus accrued
                                    certificate   interest   thereon   remaining  unpaid  from  any  prior
                                    Distribution Date, in the amounts and priority as follows:

o        first,  concurrently,  to the  Class A-I  Certificates,  pro  rata,  from the Class A-I  Interest
                                    Remittance Amount, and to the Class A-II Certificates,  from the Class
                                    A-II Interest Remittance Amount;

o        second,  to the  Class A-I  Certificates,  pro  rata,  from the  remaining  Class  A-II  Interest
                                    Remittance  Amount  or  to  the  Class  A-II  Certificates,  from  the remaining  Class A-I  Interest  Remittance  Amount,  as  needed  after taking  into  account any  distribution  in respect of interest on the
                                    Class A Certificates made in first above;

o        third,  concurrently,  from the Principal  Remittance Amount related to Loan Group I to the Class
                                    A-I Certificates,  pro rata, and from the Principal  Remittance Amount related to Loan Group II to the Class A-II Certificates,  after taking into account any  distributions  in respect of interest on the Class A
                                    Certificates made in first and second above; and

o        fourth,  from the remaining  Principal  Remittance  Amount  related to Loan Group II to the Class
                                    A-I   Certificates,   pro  rata,  or  from  the  remaining   Principal
                                    Remittance   Amount  related  to  Loan  Group  I  to  the  Class  A-II
                                    Certificates,  as needed after  taking into account any  distributions in  respect of  interest  on the Class A  Certificates  made in first, second and third above.

CLASS A-I INTEREST
REMITTANCE AMOUNT:                  With respect to any  Distribution  Date,  the portion of the available
                                    distribution   amount  for  that  Distribution  Date  attributable  to
                                    interest received or advanced with respect to the Group I Loans.

CLASS A-II INTEREST
REMITTANCE AMOUNT:                 With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.

PRINCIPAL DISTRIBUTIONS:
                                     The Principal Distribution Amount will be distributed as follows:

(i)      To the Class A Certificates,  the Class A Principal  Distribution Amount,  allocated as described below under "Class A Principal  Distributions"  until the
         certificate  principal  balances  thereof  are reduced to
         zero;
(ii)     To  the  Class  M-1  Certificates,  the  Class  M-1  Principal  Distribution  Amount,  until  the
         certificate   principal   balance   of  the   Class   M-1
         Certificates is reduced to zero;
(iii)    To  the  Class  M-2  Certificates,  the  Class  M-2  Principal  Distribution  Amount,  until  the
         certificate   principal   balance   of  the   Class   M-2
         Certificates is reduced to zero;
(iv)     To  the  Class  M-3  Certificates,  the  Class  M-3  Principal  Distribution  Amount,  until  the
         certificate   principal   balance   of  the   Class   M-3
         Certificates is reduced to zero;
(v)      To  the  Class  M-4  Certificates,  the  Class  M-4  Principal  Distribution  Amount,  until  the
         certificate   principal   balance   of  the   Class   M-4
         Certificates is reduced to zero;
(vi)     To  the  Class  M-5  Certificates,  the  Class  M-5  Principal  Distribution  Amount,  until  the
         certificate   principal   balance   of  the   Class   M-5
         Certificates is reduced to zero;
(vii)    To  the  Class  M-6  Certificates,  the  Class  M-6  Principal  Distribution  Amount,  until  the
         certificate   principal   balance   of  the   Class   M-6
         Certificates is reduced to zero;
(viii)   To  the  Class  M-7  Certificates,  the  Class  M-7  Principal  Distribution  Amount,  until  the
         certificate   principal   balance   of  the   Class   M-7
         Certificates is reduced to zero;
(ix)     To  the  Class  M-8  Certificates,  the  Class  M-8  Principal  Distribution  Amount,  until  the
         certificate   principal   balance   of  the   Class   M-8
         Certificates is reduced to zero;
(x)      To  the  Class  M-9  Certificates,  the  Class  M-9  Principal  Distribution  Amount,  until  the
         certificate   principal   balance   of  the   Class   M-9
         Certificates is reduced to zero; and
(xi)     To the Class  M-10  Certificates,  the  Class  M-10  Principal  Distribution  Amount,  until the
         certificate   principal   balance   of  the  Class   M-10
         Certificates is reduced to zero.

CLASS A PRINCIPAL
DISTRIBUTIONS:                      The Group I  Principal  Distribution  Amount  will be  distributed  as follows:

o        first, to the Class A-I-1, Class A-I-2 Class A-I-3 and Class A-I-4  Certificates,  in that order, in each case until the Certificate  Principal  Balance thereof has been reduced to zero; and

o        second,  to the Class A-II  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero.

         The Group II Principal Distribution Amount will be distributed as follows:

o        first, to the Class A-II Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; and

o        second,  to the Class  A-I-1,  Class  A-I-2,  Class A-I-3 and Class A-I-4  Certificates,  in that order,  in each case until the Certificate  Principal  Balance thereof has been reduced to zero.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount
                                    for  that  Distribution  Date  after   distribution  of  the  Class  A
                                    Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger Event is not in effect for that  Distribution  Date,  the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount; and

                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class A  Certificates  (after  taking into  account the payment of the Class A Principal  Distribution  Amount for that  Distribution
                                        Date) and (2) the certificate  principal  balance of the Class M-1
                                        Certificates  immediately  prior to that  Distribution  Date  over
                                        (B)  the  lesser  of  (x)  the  product  of  (1)  the   applicable
                                        Subordination  Percentage and (2) the aggregate  stated  principal
                                        balance   of  the   Mortgage   Loans   after   giving   effect  to
                                        distributions  to be made on that  Distribution  Date  and (y) the excess,  if any, of the aggregate stated principal  balance of the
                                        Mortgage  Loans after giving  effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date  after  distribution  of the  Class A and
                                    Class  M-1  Principal  Distribution  Amounts  or (ii) on or after  the
                                    Stepdown   Date  if  a  Trigger  Event  is  not  in  effect  for  that
                                    Distribution Date, the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A and Class M-1 Principal Distribution Amounts; and
                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class A and Class M-1  Certificates  (after  taking  into  account the  payment of the Class A and Class M-1  Principal  Distribution
                                        Amounts  for  that  Distribution  Date)  and (2)  the  certificate principal  balance  of  the  Class  M-2  Certificates  immediately prior to that  Distribution  Date  over (B) the  lesser of (x) the product of (1) the  applicable  Subordination  Percentage  and (2)
                                        the  aggregate  stated  principal  balance of the  Mortgage  Loans
                                        after  giving  effect  to   distributions   to  be  made  on  that
                                        Distribution  Date and (y) the excess,  if any,  of the  aggregate stated  principal  balance  of the  Mortgage  Loans  after  giving effect  to  distributions  to be made on that  Distribution  Date, over the Overcollateralization Floor.

CLASS M-3 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A, Class
                                    M-1 and Class M-2 Principal  Distribution  Amounts or (ii) on or after the  Stepdown  Date if a  Trigger  Event  is not in  effect  for  that
                                    Distribution Date, the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the  Class A,  Class  M-1 and  Class  M-2  Principal  Distribution
                                        Amounts; and
                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class A, Class M-1 and Class M-2  Certificates  (after taking into account  the  payment  of the  Class A,  Class  M-1 and  Class M-2
                                        Principal  Distribution  Amounts for that  Distribution  Date) and
                                        (2)  the   certificate   principal   balance   of  the  Class  M-3
                                        Certificates  immediately  prior to that  Distribution  Date  over
                                        (B)  the  lesser  of  (x)  the  product  of  (1)  the   applicable
                                        Subordination  Percentage and (2) the aggregate  stated  principal
                                        balance   of  the   Mortgage   Loans   after   giving   effect  to
                                        distributions  to be made on that  Distribution  Date  and (y) the excess,  if any,  of the  aggregate  stated  principal  balance of the Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date,  over the  Overcollateralization
                                        Floor.

CLASS M-4 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A, Class
                                    M-1,  Class M-2 and Class M-3 Principal  Distribution  Amounts or (ii)
                                    on or after the Stepdown  Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the  Class  A,  Class  M-1,  Class  M-2 and  Class  M-3  Principal
                                        Distribution Amounts; and
                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class A, Class M-1,  Class M-2 and Class M-3  Certificates  (after taking into  account the payment of the Class A, Class M-1,  Class
                                        M-2  and  Class  M-3  Principal   Distribution  Amounts  for  that
                                        Distribution  Date) and (2) the certificate  principal  balance of
                                        the   Class   M-4   Certificates   immediately   prior   to   that
                                        Distribution  Date over (B) the  lesser of (x) the  product of (1)
                                        the  applicable  Subordination  Percentage  and (2) the  aggregate stated  principal  balance  of the  Mortgage  Loans  after  giving effect to distributions to be made on that  Distribution  Date and
                                        (y)  the  excess,  if  any,  of  the  aggregate  stated  principal
                                        balance   of  the   Mortgage   Loans   after   giving   effect  to
                                        distributions  to be made  on that  Distribution  Date,  over  the
                                        Overcollateralization Floor.

CLASS M-5 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A, Class
                                    M-1,  Class  M-2,  Class  M-3 and  Class  M-4  Principal  Distribution
                                    Amounts or (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the  Class A,  Class  M-1,  Class  M-2,  Class  M-3 and  Class M-4
                                        Principal Distribution Amounts; and
                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class  A,  Class  M-1,   Class  M-2,   Class  M-3  and  Class  M-4
                                        Certificates  (after  taking into account the payment of the Class
                                        A,  Class  M-1,  Class  M-2,  Class M-3 and  Class  M-4  Principal
                                        Distribution  Amounts  for  that  Distribution  Date)  and (2) the certificate  principal  balance  of  the  Class  M-5  Certificates immediately  prior to that  Distribution  Date over (B) the lesser
                                        of  (x)  the   product   of  (1)  the   applicable   Subordination
                                        Percentage and (2) the aggregate stated  principal  balance of the
                                        Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution  Date  and (y) the  excess,  if any,  of the aggregate  stated  principal  balance of the Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution
                                        Date, over the Overcollateralization Floor.

CLASS M-6 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A, Class
                                    M-1,  Class  M-2,  Class  M-3,  Class  M-4  and  Class  M-5  Principal
                                    Distribution  Amounts  or  (ii) on or  after  the  Stepdown  Date if a
                                    Trigger Event is not in effect for that Distribution  Date, the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A,  Class  M-1,  Class  M-2,  Class  M-3,  Class M-4 and
                                        Class M-5 Principal Distribution Amounts; and
                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class A, Class  M-1,  Class  M-2,  Class M-3,  Class M-4 and Class
                                        M-5  Certificates  (after  taking into  account the payment of the
                                        Class A, Class  M-1,  Class  M-2,  Class M-3,  Class M-4 and Class
                                        M-5  Principal  Distribution  Amount for that  Distribution  Date)
                                        and  (2)  the  certificate  principal  balance  of the  Class  M-6
                                        Certificates  immediately  prior to that  Distribution  Date  over
                                        (B)  the  lesser  of  (x)  the  product  of  (1)  the   applicable
                                        Subordination  Percentage and (2) the aggregate  stated  principal
                                        balance   of  the   Mortgage   Loans   after   giving   effect  to
                                        distributions  to be made on that  Distribution  Date  and (y) the excess,  if any,  of the  aggregate  stated  principal  balance of the Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date,  over the  Overcollateralization
                                        Floor.

CLASS M-7 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A, Class
                                    M-1,  Class  M-2,  Class  M-3,  Class  M-4,  Class  M-5 and  Class M-6
                                    Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date,  the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class
                                        M-5 and Class M-6 Principal Distribution Amounts; and
                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5
                                        and  Class  M-6  Certificates   (after  taking  into  account  the
                                        payment  of the Class A, Class M-1,  Class M-2,  Class M-3,  Class
                                        M-4,  Class M-5 and Class M-6 Principal  Distribution  Amounts for
                                        that  Distribution   Date)  and  (2)  the  certificate   principal
                                        balance of the Class M-7  Certificates  immediately  prior to that
                                        Distribution  Date over (B) the  lesser of (x) the  product of (1)
                                        the  applicable  Subordination  Percentage  and (2) the  aggregate stated  principal  balance  of the  Mortgage  Loans  after  giving effect to distributions to be made on that  Distribution  Date and
                                        (y)  the  excess,  if  any,  of  the  aggregate  stated  principal
                                        balance   of  the   Mortgage   Loans   after   giving   effect  to
                                        distributions  to be made  on that  Distribution  Date,  over  the
                                        Overcollateralization Floor.

CLASS M-8 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A, Class
                                    M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6 and Class
                                    M-7  Principal  Distribution  Amounts or (ii) on or after the Stepdown
                                    Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class
                                        M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and
                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5,
                                        Class M-6 and Class M-7  Certificates  (after  taking into account the  payment  of the Class A, Class  M-1,  Class  M-2,  Class M-3,
                                        Class  M-4,   Class  M-5,   Class  M-6  and  Class  M-7  Principal
                                        Distribution  Amounts  for  that  Distribution  Date)  and (2) the certificate  principal  balance  of  the  Class  M-8  Certificates immediately  prior to that  Distribution  Date over (B) the lesser
                                        of  (x)  the   product   of  (1)  the   applicable   Subordination
                                        Percentage and (2) the aggregate stated  principal  balance of the
                                        Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution  Date  and (y) the  excess,  if any,  of the aggregate  stated  principal  balance of the Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution
                                        Date, over the Overcollateralization Floor.

CLASS M-9 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A, Class
                                    M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7
                                    and Class M-8 Principal  Distribution  Amounts or (ii) on or after the
                                    Stepdown   Date  if  a  Trigger  Event  is  not  in  effect  for  that
                                    Distribution Date, the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class
                                        M-5,  Class M-6,  Class M-7 and Class M-8  Principal  Distribution
                                        Amounts; and
                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5,
                                        Class  M-6,  Class M-7 and Class M-8  Certificates  (after  taking into  account  the  payment of the Class A, Class M-1,  Class M-2,
                                        Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7 and Class
                                        M-8 Principal  Distribution  Amounts for that  Distribution  Date)
                                        and  (2)  the  certificate  principal  balance  of the  Class  M-9
                                        Certificates  immediately  prior to that  Distribution  Date  over
                                        (B)  the  lesser  of  (x)  the  product  of  (1)  the   applicable
                                        Subordination  Percentage and (2) the aggregate  stated  principal
                                        balance   of  the   Mortgage   Loans   after   giving   effect  to
                                        distributions  to be made on that  Distribution  Date  and (y) the excess,  if any, of the aggregate stated principal  balance of the
                                        Mortgage  Loans after giving  effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

CLASS M-10 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A, Class
                                    M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6, Class
                                    M-7,  Class M-8 and Class M-9 Principal  Distribution  Amounts or (ii)
                                    on or after the Stepdown  Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                               o        the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class
                                        M-5,  Class  M-6,  Class  M-7,  Class M-8 and Class M-9  Principal
                                        Distribution Amounts; and
                               o        the excess,  if any, of (A) the sum of (1) the  aggregate  certificate  principal  balance of the
                                        Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5,
                                        Class  M-6,  Class  M-7,  Class  M-8 and  Class  M-9  Certificates
                                        (after  taking  into  account  the  payment  of the Class A, Class
                                        M-1,  Class M-2,  Class  M-3,  Class  M-4,  Class M-5,  Class M-6,
                                        Class  M-7,  Class  M-8  and  Class  M-9  Principal   Distribution
                                        Amounts  for  that  Distribution  Date)  and (2)  the  certificate principal  balance  of the  Class  M-10  Certificates  immediately prior to that  Distribution  Date  over (B) the  lesser of (x) the product of (1) the  applicable  Subordination  Percentage  and (2)
                                        the  aggregate  stated  principal  balance of the  Mortgage  Loans
                                        after  giving  effect  to   distributions   to  be  made  on  that
                                        Distribution  Date and (y) the excess,  if any,  of the  aggregate stated  principal  balance  of the  Mortgage  Loans  after  giving effect  to  distributions  to be made on that  Distribution  Date, over the Overcollateralization Floor.

SUBORDINATION
PERCENTAGE:                         As to any  class of Class A or Class M  Certificates,  the  respective approximate percentage set forth below:

--------------------- ------------------------ -------------------
CLASS                     EXPECTED RATING       SUBORDINATION %
                          (MOODY'S / S&P)
--------------------- ------------------------ -------------------

--------------------- ------------------------
                                               -------------------
Class A                       Aaa/AAA                45.00%
--------------------- ------------------------ -------------------
Class M-1                     Aa1/AA+                54.30%
--------------------- ------------------------ -------------------
Class M-2                     Aa2/AA                 65.00%
--------------------- ------------------------ -------------------
Class M-3                     Aa3/AA-                69.10%
--------------------- ------------------------ -------------------
Class M-4                      A1/A+                 73.00%
--------------------- ------------------------ -------------------
Class M-5                      A2/A                  76.80%
--------------------- ------------------------ -------------------
Class M-6                      A2/A-                 79.70%
--------------------- ------------------------ -------------------
Class M-7                     A3/BBB+                82.40%
--------------------- ------------------------ -------------------
Class M-8                    Baa1/BBB                84.70%
--------------------- ------------------------ -------------------
Class M-9                    Baa2/BBB-               87.90%
--------------------- ------------------------ -------------------
Class M-10                   Baa3/BB+                91.80%
--------------------- ------------------------ -------------------

SUBSEQUENT RECOVERIES:              Subsequent recoveries,  net of reimbursable expenses,  with respect to
                                    Mortgage  Loans  that have been  previously  liquidated  and that have resulted in a realized loss.

ALLOCATION OF LOSSES:               Any realized losses will be allocated or covered as follows:
(i)      By Excess Cash Flow for the related Distribution Date;
(ii)     By reduction of the  Overcollateralization  Amount,  until reduced to zero (as further  described in the prospectus supplement);
(iii)    To the Class M-10 Certificates, until reduced to zero;
(iv)     To the Class M-9 Certificates, until reduced to zero;
(v)      To the Class M-8 Certificates, until reduced to zero;
(vi)     To the Class M-7 Certificates, until reduced to zero;
(vii)    To the Class M-6 Certificates, until reduced to zero;
(viii)   To the Class M-5 Certificates, until reduced to zero;
(ix)     To the Class M-4 Certificates, until reduced to zero;
(x)      To the Class M-3 Certificates, until reduced to zero;
(xi)     To the Class M-2 Certificates, until reduced to zero;
(xii)    To the Class M-1 Certificates, until reduced to zero; and
(xiii)   To the Class A-I  Certificates,  losses on the Group I Loans on a pro-rata  basis;  until reduced to zero and to the Class A-II  Certificates,  losses on the Group II Loans until reduced to zero.

PRELIMINARY
PROSPECTUS:                The Offered Certificates will be offered pursuant to a Preliminary Prospectus which includes a Preliminary Prospectus Supplement (together, the "Preliminary
                           Prospectus").  Additional information with respect to the Offered Certificates
                           and the Mortgage Loans is contained in the Preliminary Prospectus.   The
                           foregoing is qualified in its entirety by the information appearing in the
                           Preliminary Prospectus.

YIELD MAINTENANCE AGREEMENT

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [tba], (the
"Counterparty") for the benefit of the Offered Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on an amount equal to the lesser of  (a) the notional amount set forth in the table below and (b) the outstanding certificate principal balance of the Class A and Class M Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the
Trustee when one-month LIBOR exceeds the strike rate of 5.28% beginning with the Distribution Date in
November 2006. The Yield Maintenance Agreement will terminate after the Distribution Date in October
2011.

------------ --------------------- --------- ----------------------
  PERIOD     NOTIONAL BALANCE ($)   PERIOD   NOTIONAL BALANCE ($)
------------ --------------------- --------- ----------------------
     1             728,840,000.00     32            201,551,461.74
     2             725,201,959.04     33            191,697,543.35
     3             718,702,313.95     34            182,276,534.47
     4             710,081,838.58     35            173,268,958.83
     5             699,336,997.88     36            164,656,230.31
     6             686,480,817.80     37            156,426,814.87
     7             671,543,606.71     38            156,426,814.87
     8             654,573,505.77     39            156,426,814.87
     9             635,636,846.61     40            151,094,003.57
    10             614,956,783.62     41            144,760,082.04
    11             592,854,270.68     42            138,701,638.70
    12             569,801,670.30     43            132,906,367.58
    13             547,608,397.93     44            127,362,522.42
    14             526,243,237.98     45            122,058,890.94
    15             505,675,061.36     46            116,984,770.30
    16             485,873,915.89     47            112,129,943.63
    17             466,810,981.67     48            107,484,657.73
    18             448,458,528.03     49            103,039,601.73
    19             430,789,872.20     50             98,785,886.81
    20             413,779,339.54     51             94,715,026.80
    21             397,380,398.32     52             90,818,919.72
    22             379,193,274.41     53             87,089,830.10
    23             350,753,021.50     54             83,520,372.26
    24             324,442,833.05     55             80,103,494.18
    25             300,126,969.14     56             76,832,462.29
    26             277,633,033.95     57             73,700,846.83
    27             258,068,347.83     58             70,702,507.99
    28             245,719,382.23     59             67,831,597.17
    29             233,919,707.96     60             65,081,907.18
    30             222,640,643.30     61                      0.00
    31             211,858,699.10
------------ --------------------- --------- ----------------------

                                          RATING AGENCY CONTACTS

---------------------------------------------------------------------------------------------------------------------------
                                           NAME                                                  PHONE EXTENSION
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 MOODY'S:                                  Tim Gildner                                           (212) 553-2919
 S&P:                                       Michael Dougherty                                    (212) 438-6891

                                                              FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR
                                                                                               RASC SERIES 2006-EMX9 TRUST
                                                                     (Filed pursuant to Rule 433; SEC File No. 333-131209)

GMAC RFC[GRAPHIC OMITTED]

MLNUSA [GRAPHIC OMITTED]

FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS

PART II OF II

$728,840,000 (APPROXIMATE)

RASC SERIES 2006-EMX9 TRUST
Issuing Entity

MORTGAGE LENDERS NETWORK USA, INC.
Originator and Subservicer

RESIDENTIAL ASSET SECURITIES COMPANY, LLC.
Depositor

RESIDENTIAL FUNDING SECURITIES, LLC
Master Servicer and Sponsor

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2006-EMX9

October 20, 2006

                                            [GRAPHIC OMITTED][GRAPHIC OMITTED]

                ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES, LLC.

EXPECTED TIMING:          Pricing Date:                     On or about  October 24, 2006
                          Settlement Date:                  On or about  October 27, 2006
                          First Payment Date:               November 27, 2006

STRUCTURE:                Fixed and ARMs:                   Senior / Subordinated structure
                          Rating Agencies:                  Moody's and S&P

--------------------------------------------------------------------------------------------------------------------------

This Information was prepared by Residential Funding Securities, LLC in its capacity as underwriter.  This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and
Other Information, which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

             STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

Any transactions in the certificates will be effected through Residential Funding Securities, LLC.

The information herein has been provided solely by Residential Funding Securities, LLC. ("RFS") based on information with respect to the mortgage loans provided by Residential Funding Company, LLC. ("RFC") and its
affiliates. RFS is a wholly owned subsidiary of RFC.

Neither the issuing entity nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuing entity or its affiliates.

THE  DEPOSITOR HAS FILED A  REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE SEC FOR THE OFFERING TO WHICH
THIS  COMMUNICATION  RELATES.  BEFORE YOU INVEST,  YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION  STATEMENT AND
OTHER  DOCUMENTS  THE  DEPOSITOR  HAS FILED WITH THE SEC FOR MORE  COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE
OFFERING.  YOU MAY GET  THESE  DOCUMENTS  AT NO  CHARGE  BY  VISITING  EDGAR  ON THE  SEC  WEB  SITE AT  WWW.SEC.GOV.
ALTERNATIVELY,  THE DEPOSITOR,  ANY UNDERWRITER OR ANY DEALER  PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU
THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE (888) 523-3990.

The  certificates may not be suitable for all investors.  RFS and its affiliates may acquire,  hold or sell positions in these  certificates,  or in related  derivatives,  and may have an investment or commercial  banking  relationship with the depositor.

No contract of sale for the certificates, written, oral or otherwise, will be effective between RFS and potential purchasers until a preliminary prospectus supplement is delivered by RFS to such potential purchasers and the potential purchaser and RFS enter into a contract after the delivery of such preliminary prospectus supplement.

The certificates referred to in these materials are being sold when, as and if issued.  The issuing entity is not obligated to issue such certificate or any similar certificate and RFS's obligation to deliver such certificate is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such certificate when, as and if issued by the issuing entity.  You are advised that the terms of the certificates of any series, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus for that series.  You are advised that certificates may not be issued that have the characteristics described in these materials.  RFS's obligation to sell such certificates to you is conditioned on the mortgage loans and certificates having the characteristics described in these materials.  If for any reason RFS does not deliver such certificates, RFS will notify you, and neither the issuing entity nor any underwriter will have any obligation to you to deliver all or any portion of the certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

Investors are urged to read the base prospectus, free writing prospectus or preliminary prospectus supplement and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange
Commission because they contain important information.

The  information  in this  free  writing  prospectus  is  preliminary,  and  will be  superseded  by the  preliminary prospectus.  This free writing  prospectus  is being  delivered to you solely to provide you with  information  about the  offering of the  certificates  referred to in this free writing  prospectus  and to solicit an offer to purchase the  certificates,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual  commitment by you to purchase any of the certificates  until we have accepted your offer to purchase  certificates.  We will not accept any offer by you to purchase the certificates,  and you will not have any contractual  commitment  to  purchase  any  of the  certificates  until  after  you  have  received  the  preliminary prospectus.  You may  withdraw  your  offer to  purchase  certificates  at any time prior to our  acceptance  of your offer. The information in this free writing  prospectus  supersedes any information  contained in any prior materials relating to the certificates.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

RFS and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the certificates mentioned herein or derivatives thereof (including options).  Information in these materials is current as of the date appearing on the material only.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these certificates prior to the time of your commitment to purchase any certificates.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these certificates in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFS's judgment as of this date and are subject to change.
All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFS does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility.  RFS (or any of its affiliates) or their officers, directors, analysts or employees may have positions in certificates, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such certificates, commodities or derivative instruments. In addition, RFS may make a market in the certificates referred to herein.

Finally,  RFS has not addressed the legal,  accounting and tax  implications of the analysis with respect to you, and RFS strongly urges you to seek advice from your counsel, accountant and tax advisor.

AGGREGATE COLLATERAL SUMMARY

SUMMARY                                                       TOTAL                             MINIMUM         MAXIMUM
Aggregate Current Principal Balance                                            $769,667,861.51      $12,980.62   $999,710.63
Number of Mortgage Loans                                                                 4,141

Average Current Principal Balance                                                  $185,865.22
Weighted Average Original Loan-to-Value                                                 86.42%          13.00%       101.00%
Weighted Average Mortgage Rate                                                           9.16%           6.10%        14.31%
Weighted Average Net Mortgage Rate                                                       8.61%           5.55%        13.76%
Weighted Average Note Margin                                                             6.15%           0.80%         9.88%
Weighted Average Maximum Mortgage Rate                                                  14.96%          12.10%        18.55%
Weighted Average Minimum Mortgage Rate                                                   8.96%           6.10%        12.55%
Weighted Average Term to Next Rate Adjustment Date (months)                                 26              18            60
Weighted Average Remaining Term to Stated Maturity (months)                                345             118           360
Weighted Average Credit Score                                                              610             500           793

Weighted Average reflected in Total
                                                                                                PERCENT OF CUT-OFF DATE
                                                                           RANGE                PRINCIPAL BALANCE
Product Type                                                  Hybrid ARM                                83.45%
                                                              Fixed                                     16.55%

Lien                                                          First                                     92.42%
                                                              Second                                     7.58%

Property Type                                                 Single Family (detached)                  65.00%
                                                              Townhouse/rowhouse                         1.48%
                                                              Condo under 5 stories                      6.65%
                                                              Condo Mid-Rise (5 to 8 stories)            0.06%
                                                              Condo High-Rise (9 stories or
                                                              more)                                      0.38%
                                                              Detached PUD                              13.88%
                                                              Attached PUD                               2.24%
                                                              Two-to-four family units                  10.30%

Occupancy Status                                              Primary Residence                         96.09%
                                                              Second/Vacation                            1.40%
                                                              Non Owner Occupied                         2.52%

Documentation Type                                            Full Documentation                        61.54%
                                                              Reduced Documentation                     38.46%

Loans with Prepayment penalties                                                                         61.31%

Interest Only Percentage                                                                                 2.99%

Loans serviced by Mortgage Lenders Network USA, Inc                                                    100.00%

                                            LIEN POSITION OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                           % OF         AVERAGE       AVERAGE      AVERAGE
                                                                         PRINCIPAL     PRINCIPAL      CREDIT      ORIGINAL
LIEN POSITION                      NUMBER OF LOANS   PRINCIPAL BALANCE    BALANCE       BALANCE        SCORE         LTV
--------------------------------- ------------------ ------------------ ------------ -------------- ------------ ------------
First Lien                              3,092         $ 711,329,783       92.42%      $  230,055        608        85.53%

Second Lien                             1,049              58,338,078      7.58      55,613             638         97.25
TOTAL:                                  4,141         $ 769,667,862       100.00%     $  185,865        610        86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                            PRODUCT TYPE OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                           % OF         AVERAGE       AVERAGE      AVERAGE
                                                                         PRINCIPAL     PRINCIPAL      CREDIT      ORIGINAL
PRODUCT TYPE                       NUMBER OF LOANS   PRINCIPAL BALANCE    BALANCE       BALANCE        SCORE         LTV
--------------------------------- ------------------ ------------------ ------------ -------------- ------------ ------------
FRM                                      398          $   49,195,458       6.39%      $  123,607       610         83.04%

FRM 30/15 Balloon                        904               51,175,419      6.65           56,610       642         99.35
FRM 40/30 Balloon                        119               27,025,716      3.51          227,107       619         84.17
2YR Hybrid                               762              148,126,039     19.25          194,391       601         84.91
2YR Hybrid 40/30 Balloon                1,204             314,917,723     40.92          261,560       606         85.84
2YR Hybrid IO                            47                14,624,014      1.90          311,149       635         83.30
3YR Hybrid                               223               46,399,796      6.03          208,071       610         87.78
3YR Hybrid 40/30 Balloon                 449              106,488,557     13.84          237,168       609         86.18

3YR Hybrid IO                            25                8,406,840       1.09          336,274       641         85.91

5YR Hybrid                                3                1,615,018       0.21          538,339       675         80.00

5YR Hybrid 40/30 Balloon                  7                1,693,283       0.22          241,898       654         83.46
TOTAL:                                  4,141          $ 769,667,862      100.00%     $  185,865       610         86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                              CREDIT SCORE DISTRIBUTION OF THE AGGREGATE LOANS
                                                                                                   WEIGHTED
                                                                         % OF         AVERAGE       AVERAGE
                                                      PRINCIPAL        PRINCIPAL     PRINCIPAL     ORIGINAL
CREDIT SCORE RANGE              NUMBER OF LOANS        BALANCE          BALANCE       BALANCE         LTV
------------------------------ ------------------- ----------------- -------------- ------------- ------------
500 - 519                             215      $   37,995,487            4.94%   $  176,723          79.64%

520 - 539                             272          50,425,177            6.55       185,387          81.12

540 - 559                             229          47,999,099            6.24       209,603          80.48

560 - 579                             254          48,653,760            6.32       191,550          79.42

580 - 599                             426          76,334,658            9.92       179,189          85.39

600 - 619                             947         193,127,860           25.09      203,936           92.03

620 - 639                             696         121,977,049           15.85      175,254           88.44

640 - 659                             437          74,245,801            9.65       169,899          86.05

660 - 679                             284          48,037,882            6.24       169,147          85.27

680 - 699                             196          40,196,382            5.22       205,084          86.42

700 - 719                              91          15,953,768            2.07       175,316          85.75

720 - 739                              38          7,249,617             0.94       190,779          86.04

740 - 759                              38          5,051,746             0.66       132,941          85.59

760 or Greater                         18          2,419,576             0.31       134,421          86.59
TOTAL:                               4,141     $ 769,667,862           100.00    $  185,865          86.42%

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 610.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE LOANS
                                                                                                   WEIGHTED
                                                                         % OF         AVERAGE       AVERAGE      WEIGHTED
ORIGINAL MORTGAGE LOAN                                PRINCIPAL        PRINCIPAL     PRINCIPAL      CREDIT        AVERAGE
BALANCE ($)                     NUMBER OF LOANS        BALANCE          BALANCE       BALANCE        SCORE     ORIGINAL LTV
------------------------------ ------------------- ----------------- -------------- ------------- ------------ --------------
100,000 or less                      1,276          $   71,333,476       9.27%      $55,904           618          91.91%

100,001 to 200,000                   1,442             211,988,362       27.54      147,010           604          85.11

200,001 to 300,000                    735              180,825,571       23.49      246,021           603          85.17

300,001 to 400,000                    338              116,145,881       15.09      343,627           608          87.79

400,001 to 500,000                    176               78,515,663       10.20      446,112           619          86.10

500,001 to 600,000                     84               45,446,359       5.90       541,028           632          86.36

600,001 to 700,000                     45               28,871,261       3.75       641,584           622          89.69

700,001 to 800,000                     27               20,334,927       2.64       753,145           607          82.36

800,001 to 900,000                     11                9,301,056        1.21       845,551          616          85.49

900,001 to 1,000,000                   7                 6,905,307        0.90       986,472          623          82.87
TOTAL:                               4,141           $ 769,667,862       100.00%  $  185,865          610          86.42%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $185,865.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                         NET MORTGAGE RATES OF THE AGGREGATE LOANS
                                                                                                   WEIGHTED
                                                                         % OF         AVERAGE       AVERAGE      WEIGHTED
                                                      PRINCIPAL        PRINCIPAL     PRINCIPAL      CREDIT        AVERAGE
NET MORTGAGE RATES (%)          NUMBER OF LOANS        BALANCE          BALANCE       BALANCE        SCORE     ORIGINAL LTV
------------------------------ ------------------- ----------------- -------------- ------------- ------------ --------------
  5.500 -   5.999                      17          $5,833,646            0.76%   $  343,156           639         77.83%

  6.000 -   6.499                     105          32,180,691            4.18       306,483           654          78.35

  6.500 -   6.999                     186          49,466,428            6.43       265,949           637          79.06

  7.000 -   7.499                     390         101,012,038           13.12       259,005           628          80.35

  7.500 -   7.999                     389          89,560,269            11.64      230,232           621          82.91

  8.000 -   8.499                     527         118,939,945            15.45      225,692           606          84.28

  8.500 -   8.999                     446          84,311,570            10.95      189,039           596          86.67

  9.000 -   9.499                     438          94,186,888            12.24      215,039           580          88.88

  9.500 -   9.999                     329          62,663,439            8.14       190,466           594          92.30

 10.000 -  10.499                     346          61,737,841            8.02       178,433           596          95.15

 10.500 -  10.999                     204          21,619,004            2.81       105,976           618          95.59

 11.000 -  11.499                     229          17,636,480            2.29       77,015            634          97.19

 11.500 -  11.999                     250          14,800,340            1.92       59,201            620          96.40

 12.000 -  12.499                     223          12,357,286            1.61       55,414            609          97.19

 12.500 -  12.999                      46          2,615,475             0.34       56,858            597          96.61

 13.000 -  13.499                      12            579,532             0.08       48,294            582          87.17

 13.500 -  13.999                      4             166,991             0.02       41,748            514          78.52
TOTAL:                               4,141     $ 769,667,862           100.00%  $  185,865            610          86.42%

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately 8.6058% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                     MORTGAGE RATES OF THE LOANS OF THE AGGREGATE LOANS
                                                                      % OF         AVERAGE        WEIGHTED       WEIGHTED
                                NUMBER OF                          PRINCIPAL      PRINCIPAL        AVERAGE        AVERAGE
MORTGAGE RATE (%)                 LOANS       PRINCIPAL BALANCE     BALANCE        BALANCE      CREDIT SCORE   ORIGINAL LTV
----------------------------- -------------- -------------------- ------------- --------------- -------------- --------------
  6.000 -   6.499                  12         $     4,480,916        0.58%       $  373,410          638          77.98%
  6.500 -   6.999                  99              30,520,174         3.97           308,285         656           78.52
  7.000 -   7.499                  179             46,850,649         6.09           261,735         636           78.44
  7.500 -   7.999                  385           101,093,118         13.13           262,580         630           80.54
  8.000 -   8.499                  351             81,047,749        10.53           230,905         623           82.66
  8.500 -   8.999                  554           126,479,564         16.43           228,302         606           83.94
  9.000 -   9.499                  438             81,601,915        10.60           186,306         598           86.77
  9.500 -   9.999                  441             93,228,343        12.11           211,402         579           88.07
 10.000 -  10.499                  338             67,483,636         8.77           199,656         593           92.62
 10.500 -  10.999                  361             64,635,139         8.40           179,045         596           94.83
 11.000 -  11.499                  201             21,621,113         2.81           107,568         618           95.86
 11.500 -  11.999                  232             18,767,011         2.44            80,892         630           97.04
 12.000 -  12.499                  244             14,625,765         1.90            59,942         625           97.83
 12.500 -  12.999                  239             13,636,389         1.77            57,056         606           95.37
 13.000 -  13.499                  47               2,601,828         0.34            55,358         597           97.03
 13.500 -  13.999                  16                 827,561         0.11            51,723         582           88.00
 14.000 -  14.499                   4                 166,991         0.02            41,748         514           78.52
TOTAL:                            4,141         $ 769,667,862         100.00%      $ 185,865         610           86.42%

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 9.1558% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE LOANS
                                                                               % OF           AVERAGE         WEIGHTED
                                       NUMBER OF                             PRINCIPAL       PRINCIPAL        AVERAGE
ORIGINAL LTV RATIO (%)                   LOANS        PRINCIPAL BALANCE       BALANCE         BALANCE       CREDIT SCORE
------------------------------------ --------------- --------------------- -------------- ---------------- ---------------
  0.01 -  50.00                            67          $     8,751,865         1.14%        $  130,625          576
 50.01 -  55.00                            37                6,352,152         0.83            171,680          586
 55.01 -  60.00                            44                8,277,421         1.08            188,123          581
 60.01 -  65.00                            69               13,101,416         1.70            189,876          567
 65.01 -  70.00                           110               25,080,859         3.26            228,008          577
 70.01 -  75.00                           157               33,850,361         4.40            215,607          578
 75.01 -  80.00                          1,074             240,500,290        31.25            223,930          629
 80.01 -  85.00                           237               53,263,420         6.92            224,740          576
 85.01 -  90.00                           550              124,060,850        16.12            225,565          579
 90.01 -  95.00                           190               47,701,246         6.20            251,059          627
 95.01 - 100.00                          1,602             208,564,981        27.10            130,190          626
100.01 - 110.00                            4                   163,002         0.02             40,750          613
TOTAL:                                   4,141           $ 769,667,862       100.00%        $  185,865          610

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 86.42%.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                         GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE AGGREGATE LOANS
                                                                         % OF         AVERAGE       WEIGHTED      WEIGHTED
                                                      PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE       AVERAGE
STATE                           NUMBER OF LOANS        BALANCE         BALANCE        BALANCE     CREDIT SCORE  ORIGINAL LTV
------------------------------ ------------------- ----------------- ------------- -------------- ------------- -------------
Alabama                                68            $ 8,155,514          1.06%       $  119,934       593          90.57%

Arkansas                               23              2,538,361          0.33           110,364       574          90.58

Arizona                               157             29,384,407          3.82           187,162       607          83.97

California                            122             37,954,583          4.93           311,103       626          87.06

Colorado                               36              7,150,645          0.93           198,629       613          85.95

Connecticut                           157             29,746,613          3.86           189,469       612          83.82

District of Columbia                   11              3,881,363          0.50           352,851       642          85.55

Delaware                               22              5,021,677          0.65           228,258       593          89.64
Florida                               588            112,199,573         14.58           190,816       611          86.89

Georgia                               298             46,539,692          6.05           156,173       605          90.15

Idaho                                  15              2,036,423          0.26           135,762       598          82.42

Illinois                              218             40,457,605          5.26           185,585       609          88.27

Indiana                                28              2,655,913          0.35            94,854       596          89.54

Kansas                                 5                 923,780          0.12           184,756       619          92.09

Kentucky                               30              3,173,154          0.41           105,772       595          88.37

Louisiana                              71              8,094,189          1.05           114,003       598          88.60

Massachusetts                         233             50,501,618          6.56           216,745       612          82.41

Maryland                              250             55,857,873          7.26           223,431       606          85.50

Maine                                  35              5,163,088          0.67           147,517       590          83.21

Michigan                               77             10,197,182          1.32           132,431       591          90.77

Minnesota                              83             14,118,327          1.83           170,100       614          87.88

Missouri                               28              3,216,943          0.42           114,891       603          92.22

Mississippi                            14              1,235,104          0.16            88,222       630          93.14

North Carolina                         69              9,101,169          1.18           131,901       589          88.74

North Dakota                           2                 187,896          0.02            93,948       547          85.31

Nebraska                               3                 294,045          0.04            98,015       614          90.97

New Hampshire                          28              3,681,485          0.48           131,482       606          85.37

New Jersey                            258             62,674,099          8.14           242,923       607          85.12

New Mexico                             14              1,736,860          0.23           124,061       585          89.00

Nevada                                 46             10,564,550          1.37           229,664       619          89.14

New York                              288             76,965,594         10.00           267,242       631          85.40

Ohio                                   34              3,968,733          0.52           116,727       612          91.59

Oklahoma                               34              2,517,793          0.33            74,053       601          87.30

Oregon                                 18              3,505,560          0.46           194,753       616          78.02

Pennsylvania                          194             26,933,038          3.50           138,830       598          85.84

Rhode Island                           56              9,832,563          1.28           175,581       601          87.84

South Carolina                         40              5,295,956          0.69           132,399       602          88.36

Tennessee                              90              9,252,474          1.20           102,805       601          87.57

Texas                                 101              9,019,049          1.17            89,298       612          91.69

Utah                                   33              5,035,979          0.65           152,605       604          82.21

Virginia                              172             33,468,987          4.35           194,587       600          86.79

Vermont                                7               1,718,022          0.22           245,432       597          70.43

Washington                             51              9,475,772          1.23           185,799       615          85.65

Wisconsin                              27              3,202,053          0.42           118,595       596          90.61

West Virginia                          7               1,032,556          0.13           147,508       586          83.06
TOTAL:                               4,141         $ 769,667,862        100.00%       $  185,865       610          86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                        MORTGAGE LOAN PURPOSE OF THE AGGREGATE LOANS
                                                                         % OF         AVERAGE       WEIGHTED      WEIGHTED
                                    NUMBER OF                         PRINCIPAL      PRINCIPAL      AVERAGE       AVERAGE
LOAN PURPOSE                          LOANS      PRINCIPAL BALANCE     BALANCE        BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------- ------------- ------------------- ------------- -------------- ------------- -------------
Purchase                              2,161       $ 350,004,791         45.47%      $  161,964        627          89.96%

Rate/Term Refinance                    210           15,347,999          1.99           73,086        615          86.63
Equity Refinance                      1,770         404,315,072         52.53          228,427        595          83.35
TOTAL:                                4,141       $ 769,667,862        100.00%      $  185,865        610          86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                  MORTGAGE LOAN DOCUMENTATION TYPES OF THE AGGREGATE LOANS
                                                                         % OF         AVERAGE       WEIGHTED      WEIGHTED
                                    NUMBER OF                         PRINCIPAL      PRINCIPAL      AVERAGE       AVERAGE
LOAN DOCUMENTATION                    LOANS      PRINCIPAL BALANCE     BALANCE        BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------- ------------- ------------------- ------------- -------------- ------------- -------------
Full Documentation                    2,614       $ 473,620,391         61.54%      $  181,186        599          84.60%
Reduced Documentation                 1,527         296,047,471         38.46          193,875        628          89.32
TOTAL:                                4,141       $ 769,667,862        100.00%      $  185,865        610          86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                           OCCUPANCY TYPES OF THE AGGREGATE LOANS
                                                                                                                  WEIGHTED
                                                                            % OF        AVERAGE      WEIGHTED      AVERAGE
                                            NUMBER OF      PRINCIPAL      PRINCIPAL    PRINCIPAL     AVERAGE      ORIGINAL
OCCUPANCY TYPE                                LOANS         BALANCE        BALANCE      BALANCE    CREDIT SCORE      LTV
------------------------------------------ ------------- --------------- ------------ ------------ ------------- ------------
Primary Residence                             3,958     $739,539,519       96.09%      $186,847          609          86.53%

Second/Vacation                                 67       10,743,674         1.40        160,353          657          86.78

Non-Owner Occupied                             116       19,384,668         2.52        167,109          613          82.17

TOTAL:                                        4,141      769,667,862       100.00%      185,865          610          86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                      MORTGAGED PROPERTY TYPES OF THE AGGREGATE LOANS
                                                                                                                  WEIGHTED
                                                                            % OF        AVERAGE      WEIGHTED      AVERAGE
                                            NUMBER OF      PRINCIPAL      PRINCIPAL    PRINCIPAL     AVERAGE      ORIGINAL
PROPERTY TYPE                                 LOANS         BALANCE        BALANCE      BALANCE    CREDIT SCORE      LTV
------------------------------------------ ------------- --------------- ------------ ------------ ------------- ------------
Single-family detached                        2,815    $500,307,115        65.00%    $177,729          605          86.14%

Townhouse                                       68       11,370,058         1.48      167,207          607          86.93

Condo-Low-Rise(Less than 5 stories)            332       51,211,601         6.65      154,252          622          87.63

Condo Mid-Rise (5 to 8 stories)                 3           453,800         0.06      151,267          668          93.19

Condo High-Rise (9 stories or more)             13        2,932,800         0.38      225,600          617          86.00

Planned Unit Developments (detached)           482      106,867,279        13.88      221,716          609          87.42

Planned Unit Developments (attached)           110       17,211,080         2.24      156,464          612          85.74

Two-to-four family units                       318       79,314,128        10.30      249,415          634          86.12

TOTAL:                                        4,141     769,667,862       100.00%     185,865          610          86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                            CREDIT GRADES OF THE AGGREGATE LOANS
                                                                                                                  WEIGHTED
                                                                            % OF        AVERAGE      WEIGHTED      AVERAGE
                                            NUMBER OF      PRINCIPAL      PRINCIPAL    PRINCIPAL     AVERAGE      ORIGINAL
CREDIT GRADE                                  LOANS         BALANCE        BALANCE      BALANCE    CREDIT SCORE      LTV
------------------------------------------ ------------- --------------- ------------ ------------ ------------- ------------
A4                                            1,756     $341,872,463        44.42%   $194,688          616         86.31%

A5                                            1,624      261,605,482        33.99     161,087          623          89.37

AX                                             346        82,935,937         10.78    239,699          591          86.03

AM                                             228        44,758,679         5.82     196,310          567          81.44

B                                               93        20,237,397         2.63     217,606          561          77.31

C                                               94        18,257,903         2.37     194,233          561          70.20

TOTAL:                                        4,141      769,667,862       100.00%    185,865          610          86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                      PREPAYMENT PENALTY TERMS OF THE AGGREGATE LOANS
                                                                                                   WEIGHTED
                                                                         % OF         AVERAGE       AVERAGE      WEIGHTED
                                                      PRINCIPAL        PRINCIPAL     PRINCIPAL      CREDIT        AVERAGE
PREPAYMENT PENALTY TERM         NUMBER OF LOANS        BALANCE          BALANCE       BALANCE        SCORE     ORIGINAL LTV
------------------------------ ------------------- ----------------- -------------- ------------- ------------ --------------
None                                 1,728          $ 297,797,717       38.69%   $  172,337           609          86.91%

12 Months                             381              105,643,772       13.73      277,280           625          86.20

24 Months                            1,435             279,925,706       36.37      195,070           604          86.13

36 Months                             596               85,970,837       11.17      144,246           614          85.93

60 Months                              1                   329,829        0.04      329,829           564          83.00
TOTAL:                               4,141           $ 769,667,862      100.00%  $  185,865           610          86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                         INTEREST ONLY TERMS OF THE AGGREGATE LOANS
                                                                                                   WEIGHTED
                                                                         % OF         AVERAGE       AVERAGE      WEIGHTED
                                                      PRINCIPAL        PRINCIPAL     PRINCIPAL      CREDIT        AVERAGE
INTEREST ONLY TERM              NUMBER OF LOANS        BALANCE          BALANCE       BALANCE        SCORE     ORIGINAL LTV
------------------------------ ------------------- ----------------- -------------- ------------- ------------ --------------
None                                 4,069          $ 746,637,008       97.01%       $  183,494       609         86.49%

36 Months                              2                  280,50         0.04           140,250       598          80.45

60 Months                              70              22,750,354        2.96           325,005       638          84.30
TOTAL:                               4,141          $ 769,667,862      100.00%      $   185,865       610          86.42%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                            NOTE MARGINS OF THE AGGREGATE LOANS
                                                                       % OF          AVERAGE       WEIGHTED       WEIGHTED
                                  NUMBER OF                          PRINCIPAL      PRINCIPAL       AVERAGE       AVERAGE
NOTE MARGIN (%)                     LOANS      PRINCIPAL BALANCE      BALANCE        BALANCE     CREDIT SCORE   ORIGINAL LTV
------------------------------- -------------- ------------------- -------------- -------------- -------------- -------------
Fixed Rate Mortgages                1,421       $ 127,396,593         16.55%       $    89,653        625          89.83%

  0.500 -   0.999                     1               102,345          0.01            102,345        645          80.00

  1.000 -   1.499                     2               358,877          0.05            179,439        595          85.67

  2.000 -   2.499                     1               255,795          0.03            255,795        542          85.00
  3.000 -   3.499                     4             1,253,790          0.16            313,447        598          84.41
  3.500 -   3.999                    25             8,687,107          1.13            347,484        659          81.35
  4.000 -   4.499                    87            25,342,347          3.29            291,291        649          78.63
  4.500 -   4.999                    205           55,272,326          7.18            269,621        633          80.25
  5.000 -   5.499                    345           89,525,348         11.63            259,494        624          80.98
  5.500 -   5.999                    381           94,593,537         12.29            248,277        613          83.58
  6.000 -   6.499                    464          104,621,117         13.59            225,477        604          84.41
  6.500 -   6.999                    465          103,366,551         13.43            222,294        589          88.12
  7.000 -   7.499                    555          118,645,111         15.42            213,775        590          91.79
  7.500 -   7.999                    146           31,428,855          4.08            215,266        588          93.61
  8.000 -   8.499                    35             8,140,117          1.06            232,575        584          95.44

  8.500 -   8.999                     2               513,317          0.07            256,658        568          94.29

  9.000 -   9.499                     1                68,779          0.01             68,779        567          80.00

  9.500 -   9.999                     1                95,949          0.01             95,949        632          100.00
TOTAL:                              4,141       $ 769,667,862         100.00%       $  185,865        610          86.42%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.1466%
per annum.

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                          MAXIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
                                                                              % OF         AVERAGE       WEIGHTED      WEIGHTED
                                                                            PRINCIPAL     PRINCIPAL      AVERAGE        AVERAGE
MAXIMUM MORTGAGE RATE (%)            NUMBER OF LOANS   PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE  ORIGINAL LTV
------------------------------------ ----------------- ------------------ -------------- ------------- ------------- --------------
Fixed Rate Mortgages                      1,421           $ 127,396,593        16.55%      $89,653           625           89.83%

 12.000 -  12.999                           86               28,482,214         3.70       331,189           656           78.52

 13.000 -  13.999                          474              128,634,015        16.71       271,380           631           80.15

 14.000 -  14.999                          801              189,202,490        24.58       236,208           613           83.45

 15.000 -  15.999                          722              161,983,214        21.05       224,353           587           87.50

 16.000 -  16.999                          511              113,254,715        14.71       221,633           591           93.66

 17.000 -  17.999                          115               19,359,687         2.52       168,345           592           94.97

 18.000 -  18.999                           11                1,354,934         0.18       123,176           584           84.24
TOTAL:                                    4,141           $ 769,667,862        100.00%  $  185,865           610           86.42%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.9563% per annum.

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                          MINIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
                                                                              % OF         AVERAGE       WEIGHTED      WEIGHTED
                                                                            PRINCIPAL     PRINCIPAL      AVERAGE        AVERAGE
MINIMUM MORTGAGE RATES (%)           NUMBER OF LOANS   PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE  ORIGINAL LTV
------------------------------------ ----------------- ------------------ -------------- ------------- ------------- --------------
Fixed Rate Mortgages                      1,421          $ 127,396,593        16.55%     $89,653           625           89.83%

  6.000 -   6.999                           86              28,482,214         3.70      331,189           656           78.52

  7.000 -   7.999                          475             128,747,173        16.73      271,047           631           80.15

  8.000 -   8.999                          801             189,202,490        24.58      236,208           613           83.45

  9.000 -   9.999                          722             161,983,214        21.05      224,353           587           87.50

 10.000 -  10.999                          510             113,141,556        14.70      221,846           591           93.68

 11.000 -  11.999                          115              19,359,687         2.52      168,345           592           94.97

 12.000 -  12.999                           11               1,354,934         0.18      123,176           584           84.24
TOTAL:                                    4,141          $ 769,667,862        100.00% $  185,865           610           86.42%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately
8.9561% per annum.

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                 NEXT INTEREST RATE ADJUSTMENT DATE OF THE AGGREGATE LOANS
                                                                                                   WEIGHTED
                                                                         % OF         AVERAGE       AVERAGE      WEIGHTED
NEXT INTEREST RATE                                    PRINCIPAL        PRINCIPAL     PRINCIPAL      CREDIT        AVERAGE
ADJUSTMENT DATE                 NUMBER OF LOANS        BALANCE          BALANCE       BALANCE        SCORE     ORIGINAL LTV
------------------------------ ------------------- ----------------- -------------- ------------- ------------ --------------
Fixed Rate Mortgages                 1,421          $ 127,396,593       16.55%      $89,653           625          89.83%

April-2008                             1                   59,785        0.01        59,785           621          75.00

June-2008                              52              13,085,468        1.70       251,644           617          79.37

July-2008                             142              36,844,044        4.79       259,465           611          82.20

August-2008                           377              90,130,237       11.71       239,072           608          84.68

September-2008                       1,196            281,083,009       36.52       235,019           606          86.42

October-2008                          245              56,465,233        7.34       230,470           593          85.56

June-2009                              5                1,122,898        0.15       224,580           627          86.58

July-2009                              16               3,784,672        0.49       236,542           620          85.36

August-2009                            98              23,157,729        3.01       236,303           611          85.28

September-2009                        485             112,023,768       14.55       230,977           613          87.08

October-2009                           93              21,206,126        2.76       228,023           598          85.94

June-2011                              1                  486,840        0.06       486,840           656          75.00

July-2011                              1                  226,661        0.03       226,661           626          85.00

August-2011                            1                  307,666        0.04       307,666           619          90.00

September-2011                         6                1,959,134        0.25       326,522           689          82.09

October-2011                           1                  328,000        0.04       328,000           603          80.00
TOTAL:                               4,141          $ 769,667,862       100.00%  $  185,865           610          86.42%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 26.

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                        DEBT TO INCOME RATIO OF THE AGGREGATE LOANS
                                                                                                   WEIGHTED
                                                                         % OF         AVERAGE       AVERAGE      WEIGHTED
                                                      PRINCIPAL        PRINCIPAL     PRINCIPAL      CREDIT        AVERAGE
DEBT TO INCOME RATIO            NUMBER OF LOANS        BALANCE          BALANCE       BALANCE        SCORE     ORIGINAL LTV
------------------------------ ------------------- ----------------- -------------- ------------- ------------ --------------
     20.00 or Less                    177      $   40,033,462        5.20%   $  226,178           611          82.94%

     20.01 - 25.00                    114          20,672,359        2.69       181,336           611          82.48

     25.01 - 30.00                    183          32,320,682        4.20       176,616           596          82.76

     30.01 - 35.00                    326          53,445,520        6.94       163,943           608          85.94

     35.01 - 40.00                    544          84,613,035       10.99       155,539           608          85.84

     40.01 - 45.00                    810         143,932,383       18.70       177,694           610          86.96

     45.01 - 50.00                   1,004        187,426,766       24.35       186,680           614          87.79

     50.01 - 55.00                    981         206,797,469       26.87       210,803           610          86.80

     55.01 - 60.00                     2              426,186        0.06       213,093           573          86.75
TOTAL:                               4,141      $ 769,667,862      100.00%   $  185,865           610          86.42%

As of the cut-off date, the weighted average debt-to-income ratio of the mortgage loans was approximately 43.14%.

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

GROUP I COLLATERAL SUMMARY

SUMMARY                                                      TOTAL                               MINIMUM        MAXIMUM
Aggregate Current Principal Balance                                             $494,546,733.45     $12,980.62   $999,710.63
Number of Mortgage Loans                                                                  2,584

Average Current Principal Balance                                                   $191,388.05
Weighted Average Original Loan-to-Value                                                  86.29%         13.00%       101.00%
Weighted Average Mortgage Rate                                                            9.11%          6.20%        14.31%
Weighted Average Net Mortgage Rate                                                        8.56%          5.65%        13.76%
Weighted Average Note Margin                                                              6.11%          1.00%         9.88%
Weighted Average Maximum Mortgage Rate                                                   14.87%         12.20%        18.38%
Weighted Average Minimum Mortgage Rate                                                    8.87%          6.20%        12.38%
Weighted Average Term to Next Rate Adjustment Date (months)                                  26             18            59
Weighted Average Remaining Term to Stated Maturity (months)                                 344            118           360
Weighted Average Credit Score                                                               613            500           793

Weighted Average reflected in Total
                                                                                                 PERCENT OF CUT-OFF DATE
                                                                           RANGE                 PRINCIPAL BALANCE
Product Type                                                 Hybrid ARM                                 83.04%
                                                             Fixed                                      16.96%

Lien                                                         First                                      91.55%
                                                             Second                                      8.45%

Property Type                                                Single Family (detached)                   62.39%
                                                             Townhouse/rowhouse                          1.66%
                                                             Condo under 5 stories                       6.69%
                                                             Condo Mid-Rise (5 to 8 stories)             0.04%
                                                             Condo High-Rise (9 stories or
                                                             more)                                       0.30%
                                                             Detached PUD                               15.41%
                                                             Attached PUD                                2.43%
                                                             Two-to-four family units                   11.09%

Occupancy Status                                             Primary Residence                          93.91%
                                                             Second/Vacation                             2.17%
                                                             Non Owner Occupied                          3.92%

Documentation Type                                           Full Documentation                         60.51%
                                                             Reduced Documentation                      39.49%

Loans with Prepayment penalties                                                                         66.54%

Interest Only Percentage                                                                                 3.70%

Loans serviced by Mortgage Lenders Network USA, Inc                                                    100.00%

                                             LIEN POSITION OF THE GROUP I LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                           % OF         AVERAGE       AVERAGE      AVERAGE
                                                                         PRINCIPAL     PRINCIPAL      CREDIT      ORIGINAL
LIEN POSITION                      NUMBER OF LOANS   PRINCIPAL BALANCE    BALANCE       BALANCE        SCORE         LTV
--------------------------------- ------------------ ------------------ ------------ -------------- ------------ ------------
First Lien                              1,869         $ 452,738,712       91.55%      $  242,236        611        85.35%

Second Lien                              715             41,808,021        8.45           58,473        638        96.48
TOTAL:                                  2,584         $ 494,546,733       100.00%     $  191,388        613        86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                             PRODUCT TYPE OF THE GROUP I LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                           % OF         AVERAGE       AVERAGE      AVERAGE
                                                                         PRINCIPAL     PRINCIPAL      CREDIT      ORIGINAL
PRODUCT TYPE                       NUMBER OF LOANS   PRINCIPAL BALANCE    BALANCE       BALANCE        SCORE         LTV
--------------------------------- ------------------ ------------------ ------------ -------------- ------------ ------------
FRM                                      264          $   30,455,956       6.16%      $   115,363       609        82.23%

FRM 30/15 Balloon                        603               36,090,850      7.30            59,852       644         99.14
FRM 40/30 Balloon                        73                17,351,200      3.51           237,688       622         83.48
2YR Hybrid                               488               94,797,811      19.17          194,258       603         84.70
2YR Hybrid 40/30 Balloon                 735              205,783,311      41.61          279,977       610         85.84
2YR Hybrid IO                            32                11,028,817      2.23           344,651       634         82.70
3YR Hybrid                               125               29,194,894      5.90           233,559       615         88.04
3YR Hybrid 40/30 Balloon                 237               59,959,035      12.12          252,992       612         85.61

3YR Hybrid IO                            20                 7,267,190       1.47          363,359       646         85.61

5YR Hybrid                                2                 1,287,018       0.26          643,509       694         80.00

5YR Hybrid 40/30 Balloon                  5                 1,330,653       0.27          266,131       657         83.55
TOTAL:                                  2,584           $ 494,546,733       100.00%    $  191,388       613         86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                       CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                                                                                                                  WEIGHTED
                                                                                          % OF        AVERAGE      AVERAGE
                                                                        PRINCIPAL      PRINCIPAL     PRINCIPAL    ORIGINAL
CREDIT SCORE RANGE                       NUMBER OF LOANS                 BALANCE        BALANCE       BALANCE        LTV
----------------------------- -------------------------------------- ---------------- ------------- ------------ ------------
500 - 519                                      131                  $22,399,871           4.53%    $170,991         79.65%

520 - 539                                      166                   30,123,777           6.09      181,469         80.43

540 - 559                                      134                   28,073,851           5.68      209,506         79.64

560 - 579                                      154                   28,835,694           5.83      187,245         79.95

580 - 599                                      257                   47,743,518           9.65      185,772         84.47

600 - 619                                      603                   127,906,083         25.86      212,116         91.90

620 - 639                                      413                   73,094,964          14.78      176,985         88.52

640 - 659                                      258                   46,964,410           9.50      182,033         85.95

660 - 679                                      192                   33,325,922           6.74      173,573         84.03

680 - 699                                      147                   32,567,022           6.59      221,544         86.34

700 - 719                                      60                    12,056,689           2.44      200,945         85.90

720 - 739                                      24                    5,163,566            1.04      215,149         87.42

740 - 759                                      28                    3,983,667            0.81      142,274         83.70

760 or Greater                                 17                    2,307,700            0.47      135,747         86.91

TOTAL:                                        2,584              $ 494,546,733          100.00%    $191,388        86.29%

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 613.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                               ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
                                                                                                    WEIGHTED
                                                                            % OF        AVERAGE      AVERAGE      WEIGHTED
ORIGINAL MORTGAGE LOAN                                    PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT       AVERAGE
BALANCE ($)                     NUMBER OF LOANS            BALANCE        BALANCE       BALANCE       SCORE     ORIGINAL LTV
-------------------------- --------------------------- ---------------- ------------- ------------ ------------ -------------
100,000 or less                       858              $47,985,308         9.70%      $55,927          616         90.74%

100,001 to 200,000                    903              130,888,080         26.47      144,948          606         85.25

200,001 to 300,000                    354              86,591,635          17.51      244,609          606         85.23

300,001 to 400,000                    136              46,664,847           9.44      343,124          610         87.18

400,001 to 500,000                    159              71,557,954          14.47      450,050          622         86.07

500,001 to 600,000                     84              45,446,359           9.19      541,028          632         86.36

600,001 to 700,000                     45              28,871,261           5.84      641,584          622         89.69

700,001 to 800,000                     27              20,334,927           4.11      753,145          607         82.36

800,001 to 900,000                     11              9,301,056            1.88      845,551          616         85.49

900,001 to 1,000,000                   7               6,905,307            1.40      986,472          623         82.87

TOTAL:                               2,584         $ 494,546,733          100.00%    $191,388          613         86.29%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $191,388.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                          NET MORTGAGE RATES OF THE GROUP I LOANS
                                                                                                    WEIGHTED
                                                                            % OF        AVERAGE      AVERAGE      WEIGHTED
                                                          PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT       AVERAGE
NET MORTGAGE RATES (%)          NUMBER OF LOANS            BALANCE        BALANCE       BALANCE       SCORE     ORIGINAL LTV
-------------------------- --------------------------- ---------------- ------------- ------------ ------------ -------------
  5.500 -   5.999                      10              $3,955,452           0.80%    $395,545          630         79.48%

  6.000 -   6.499                      82              26,676,583           5.39      325,324          655         78.86

  6.500 -   6.999                     111              31,598,893           6.39      284,675          640         79.27

  7.000 -   7.499                     235              65,898,595          13.33      280,420          630         80.28

  7.500 -   7.999                     239              57,340,904          11.59      239,920          624         82.62

  8.000 -   8.499                     329              76,120,442          15.39      231,369          609         83.82

  8.500 -   8.999                     279              52,679,895          10.65      188,817          600         87.30

  9.000 -   9.499                     268              60,777,853          12.29      226,783          582         89.19

  9.500 -   9.999                     193              37,363,333           7.56      193,592          593         92.37

 10.000 -  10.499                     215              37,644,532           7.61      175,091          601         95.87

 10.500 -  10.999                     130              13,173,621           2.66      101,336          621         94.35

 11.000 -  11.499                     143              10,663,170           2.16      74,568           644         97.50

 11.500 -  11.999                     162              9,890,032            2.00      61,050           620         96.22

 12.000 -  12.499                     144              8,306,016            1.68      57,681           611         96.64

 12.500 -  12.999                      31              1,855,249            0.38      59,847           592         96.27

 13.000 -  13.499                      10              477,607              0.10      47,761           574         84.43

 13.500 -  13.999                      3               124,557              0.03      41,519           514         74.61

TOTAL:                               2,584       $ 494,546,733            100.00%   $191,388           613         86.29%

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately 8.5605% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                      MORTGAGE RATES OF THE LOANS OF THE GROUP I LOANS
                                                                       % OF          AVERAGE       WEIGHTED       WEIGHTED
                                                                     PRINCIPAL      PRINCIPAL       AVERAGE       AVERAGE
MORTGAGE RATE (%)            NUMBER OF LOANS   PRINCIPAL BALANCE      BALANCE        BALANCE     CREDIT SCORE   ORIGINAL LTV
---------------------------- ----------------- ------------------- -------------- -------------- -------------- -------------
  6.000 -   6.499                   9           $     3,669,932        0.74%       $  407,770         631          79.43%
  6.500 -   6.999                   75               24,462,507        4.95            326,167        657          79.00
  7.000 -   7.499                  106               29,831,551        6.03            281,430        638          78.59
  7.500 -   7.999                  233               66,235,591        13.39           284,273        633          80.56
  8.000 -   8.499                  218               52,605,468        10.64           241,309        626          82.36
  8.500 -   8.999                  346               81,959,678        16.57           236,878        609          83.61
  9.000 -   9.499                  279               51,124,214        10.34           183,241        601          87.37
  9.500 -   9.999                  264               58,851,001        11.90           222,920        582          88.38
 10.000 -  10.499                  197               40,531,620        8.20            205,744        593          92.62
 10.500 -  10.999                  224               39,178,483        7.92            174,904        600          95.45
 11.000 -  11.499                  126               12,913,123        2.61            102,485        623          95.09

 11.500 -  11.999                  144               11,359,519        2.30             78,886        638          96.96

 12.000 -  12.499                  163               10,230,930        2.07             62,766        625          97.54

 12.500 -  12.999                  153                9,012,296       1.82              58,904        608          95.18

 13.000 -  13.499                   30                1,730,627       0.35              57,688        590          96.66

 13.500 -  13.999                   14                  725,636       0.15              51,831        577          86.32

 14.000 -  14.499                   3                   124,557       0.03              41,519        514          74.61
TOTAL:                            2,584           $ 494,546,733      100.00%        $  191,388        613          86.29%

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 9.1105% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                     ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS
                                                                                 % OF          AVERAGE        WEIGHTED
                                                                              PRINCIPAL       PRINCIPAL        AVERAGE
ORIGINAL LTV RATIO (%)              NUMBER OF LOANS     PRINCIPAL BALANCE      BALANCE         BALANCE      CREDIT SCORE
---------------------------------- ------------------- -------------------- --------------- --------------- --------------
  0.01 -  50.00                            43           $     5,281,904         1.07%        $  122,835         581
 50.01 -  55.00                            24                 3,721,656         0.75            155,069         594
 55.01 -  60.00                            23                 4,987,100         1.01            216,830         583
 60.01 -  65.00                            43                 7,569,797         1.53            176,042         575
 65.01 -  70.00                            76                17,421,529         3.52            229,231         578
 70.01 -  75.00                           110                23,655,974         4.78            215,054         580
 75.01 -  80.00                           684               159,555,081        32.26            233,268         632
 80.01 -  85.00                           136                31,711,124         6.41            233,170         583
 85.01 -  90.00                           338                78,615,985        15.90            232,592         586
 90.01 -  95.00                           112                30,388,835         6.14            271,329         628
 95.01 - 100.00                           994              131,566,430         26.60            132,361         628

100.01 - 110.00                            1                    71,317          0.01             71,317         623
TOTAL:                                   2,584           $ 494,546,733        100.00%        $  191,388         613

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 86.29%.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                          GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
                                                                                                    WEIGHTED
                                                                            % OF        AVERAGE      AVERAGE      WEIGHTED
                                                          PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT       AVERAGE
STATE                           NUMBER OF LOANS            BALANCE        BALANCE       BALANCE       SCORE     ORIGINAL LTV
-------------------------- --------------------------- ---------------- ------------- ------------ ------------ -------------
Alabama                                55               $6,397,655         1.29%     $116,321          594         91.22%

Arkansas                               9                   792,399          0.16       88,044          558         90.30

Arizona                               102                19,516,775         3.95      191,341          616         84.11

California                             80                27,956,842         5.65      349,461          628         87.24

Colorado                               19                 4,183,139         0.85      220,165          620         83.45

Connecticut                            92                17,337,165         3.51      188,447          616         83.61

District of Columbia                   7                  3,077,329         0.62      439,618          658         87.00

Delaware                               12                 3,400,702         0.69      283,392          581         90.06

Florida                               430                82,344,722        16.65      191,499          615         86.90

Georgia                               120                22,347,254         4.52      186,227          607         90.00

Idaho                                  11                 1,547,467         0.31      140,679          591         79.11

Illinois                              106                19,067,974         3.86      179,887          614         89.67

Indiana                                13                 1,212,520         0.25      93,271           585         89.47

Kansas                                 4                   795,080          0.16      198,770          632         92.43

Kentucky                               18                 1,530,881         0.31      85,049           596         86.36

Louisiana                              56                 6,310,307         1.28      112,684          598         88.28

Massachusetts                          97                23,077,737         4.67      237,915          610         81.63

Maryland                              184                41,222,728         8.34      224,037          604         84.91

Maine                                  27                 4,422,618         0.89      163,801          583         81.84

Michigan                               55                 6,794,870         1.37      123,543          593         89.69

Minnesota                              49                 7,626,441         1.54      155,642          612         87.60

Missouri                               18                 2,033,260         0.41      112,959          612         92.51

Mississippi                            13                 1,031,290         0.21      79,330           624         92.77

North Carolina                         28                 3,850,061         0.78      137,502          595         84.78

North Dakota                           2                   187,896          0.04      93,948           547         85.31

Nebraska                               2                   183,269          0.04      91,634           626         97.59

New Hampshire                          16                 1,743,346         0.35      108,959          601         82.42

New Jersey                            121                32,083,927         6.49      265,156          611         84.91

New Mexico                             4                   514,473          0.10      128,618          567         93.63

Nevada                                 31                 7,488,707         1.51      241,571          621         89.13

New York                              207                61,975,854        12.53      299,400          638         86.38

Ohio                                   27                 2,873,353         0.58      106,420          614         90.53

Oklahoma                               31                 2,175,826         0.44      70,188           609         86.67

Oregon                                 12                 2,514,528         0.51      209,544          620         75.77

Pennsylvania                          140                19,823,779         4.01      141,598          603         85.84

Rhode Island                           22                 3,572,379         0.72      162,381          601         87.75

South Carolina                         16                 2,110,469         0.43      131,904          610         87.02

Tennessee                              69                 6,892,715         1.39      99,894           598         86.86

Texas                                  78                 6,878,352         1.39      88,184           615         92.05

Utah                                   17                 2,638,569         0.53      155,210          609         84.09

Virginia                              126                23,476,507         4.75      186,321          597         85.86

Vermont                                6                  1,592,085         0.32      265,348          596         68.88

Washington                             28                 5,158,972         1.04      184,249          614         84.38

Wisconsin                              19                 2,049,824         0.41      107,885          596         87.31

West Virginia                          5                   734,685          0.15      146,937          578         82.95

TOTAL:                               2,584              $ 494,546,733     100.00%    $191,388          613         86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                         MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
                                                                                                    WEIGHTED
                                                                            % OF        AVERAGE      AVERAGE      WEIGHTED
                                                          PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT       AVERAGE
LOAN PURPOSE                     NUMBER OF LOANS           BALANCE        BALANCE       BALANCE       SCORE     ORIGINAL LTV
--------------------------- -------------------------- ---------------- ------------- ------------ ------------ -------------
Purchase                              1,362             $ 233,119,598      47.14%     $171,160         630         89.69%

Rate/Term Refinance                    210             15,347,999           3.10       73,086           615         86.63

Equity Refinance                      1,012            246,079,137         49.76      243,161          598         83.05

TOTAL:                                2,584          $ 494,546,733        100.00%    $191,388          613         86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                   MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
                                                                                                    WEIGHTED
                                                                            % OF        AVERAGE      AVERAGE      WEIGHTED
                                                          PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT       AVERAGE
LOAN DOCUMENTATION               NUMBER OF LOANS           BALANCE        BALANCE       BALANCE       SCORE     ORIGINAL LTV
--------------------------- -------------------------- ---------------- ------------- ------------ ------------ -------------
Full Documentation                    1,622          $ 299,270,929      60.51%    $ 184,507         602         84.58%

Reduced Documentation                  962             195,275,805      39.49      202,989          630         88.91

TOTAL:                                2,584          $ 494,546,733     100.00%   $ 191,388          613         86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                            OCCUPANCY TYPES OF THE GROUP I LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                             % OF          AVERAGE    AVERAGE     AVERAGE
                                               NUMBER OF       PRINCIPAL     PRINCIPAL    PRINCIPAL   CREDIT      ORIGINAL
OCCUPANCY TYPE                                   LOANS          BALANCE       BALANCE      BALANCE      SCORE        LTV
--------------------------------------------- ------------- ---------------- ----------- ------------ ----------- -----------
Primary Residence                                2,401       $ 464,418,391     93.91%     $193,427         612        86.45%

Second/Vacation                                    67       10,743,674          2.17       160,353         657        86.78

Non-Owner Occupied                                116       19,384,668          3.92       167,109         613        82.17

TOTAL:                                           2,584       $ 494,546,733    100.00%     $191,388         613        86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                       MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                             % OF          AVERAGE    AVERAGE     AVERAGE
                                               NUMBER OF       PRINCIPAL     PRINCIPAL    PRINCIPAL   CREDIT      ORIGINAL
PROPERTY TYPE                                    LOANS          BALANCE       BALANCE      BALANCE      SCORE        LTV
--------------------------------------------- ------------- ---------------- ----------- ------------ ----------- -----------
Single-family detached                           1,706       $ 308,563,564     62.39%   $180,870         607        86.04%

Townhouse                                          49       8,192,015           1.66     167,184         611        86.76

Condo-Low-Rise(Less than 5 stories)               217       33,066,848          6.69     152,382         623        87.17

Condo Mid-Rise (5 to 8 stories)                    2        188,934             0.04     94,467          658        83.65

Condo High-Rise (9 stories or more)                7        1,491,393           0.30     213,056         636        93.70

Planned Unit Developments (detached)              320       76,206,241         15.41     238,145         614        87.17

Planned Unit Developments (attached)               79       11,997,384          2.43     151,866         608        83.56

Two-to-four family units                          204       54,840,354         11.09     268,825         643        86.33

TOTAL:                                           2,584   $ 494,546,733        100.00%   $191,388         613        86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                             CREDIT GRADES OF THE GROUP I LOANS
                                                                                                       WEIGHTED   WEIGHTED
                                                                               % OF        AVERAGE     AVERAGE    AVERAGE
                                                                 PRINCIPAL     PRINCIPAL   PRINCIPAL   CREDIT     ORIGINAL
CREDIT GRADE                              NUMBER OF LOANS         BALANCE       BALANCE     BALANCE      SCORE       LTV
------------------------------------- ------------------------ --------------- ----------- ----------- ---------- -----------
A4                                             1,123          $223,997,224      45.29%    $199,463        620       86.29%

A5                                              997            167,463,517       33.86     167,967        624       88.90

AX                                              202            52,109,290        10.54     257,967        594       85.59

AM                                              151            27,999,813         5.66     185,429        571       81.73

B                                               61             12,823,314         2.59     210,218        561       77.37

C                                               50             10,153,576         2.05     203,072        568       70.80

TOTAL:                                         2,584           494,546,733      100.00%    191,388        613       86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                       PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
                                                                                                       WEIGHTED   WEIGHTED
                                                                               % OF        AVERAGE     AVERAGE    AVERAGE
                                                                 PRINCIPAL     PRINCIPAL   PRINCIPAL   CREDIT     ORIGINAL
PREPAYMENT PENALTY TERM                   NUMBER OF LOANS         BALANCE       BALANCE     BALANCE      SCORE       LTV
------------------------------------- ------------------------ --------------- ----------- ----------- ---------- -----------
None                                            930          $165,498,007        33.46%   $177,955        612       86.97%

12 Months                                       258            80,699,312        16.32     312,788        631       86.60

24 Months                                       968           186,466,592        37.70     192,631        607       85.91

36 Months                                       427            61,552,994        12.45     144,152        616       85.26

60 Months                                        1                329,829         0.07     329,829        564       83.00

TOTAL:                                         2,584         $494,546,733      100.00%     191,388        613       86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                          INTEREST ONLY TERMS OF THE GROUP I LOANS
                                                                                                       WEIGHTED   WEIGHTED
                                                                               % OF        AVERAGE     AVERAGE    AVERAGE
                                                                 PRINCIPAL     PRINCIPAL   PRINCIPAL   CREDIT     ORIGINAL
INTEREST ONLY TERM                        NUMBER OF LOANS         BALANCE       BALANCE     BALANCE      SCORE       LTV
------------------------------------- ------------------------ --------------- ----------- ----------- ---------- -----------
None                                           2,532           $476,250,727       96.30%   $188,093        612       86.39%

36 Months                                        1                  127,500        0.03     127,500        579       75.00

60 Months                                       51               18,168,507        3.67     356,245        639       83.92

TOTAL:                                         2,584          $ 494,546,733      100.00%   $191,388        613       86.29%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                             NOTE MARGINS OF THE GROUP I LOANS
                                                                         % OF         AVERAGE       WEIGHTED      WEIGHTED
                                                                      PRINCIPAL      PRINCIPAL      AVERAGE       AVERAGE
NOTE MARGIN (%)                NUMBER OF LOANS   PRINCIPAL BALANCE     BALANCE        BALANCE     CREDIT SCORE  ORIGINAL LTV
------------------------------ ----------------- ------------------- ------------- -------------- ------------- -------------
Fixed Rate Mortgages                 940           $   83,898,005        16.96%      $   89,253       627          89.77%

  1.000 -   1.499                     1                   156,524         0.03          156,524       592          93.00

  2.000 -   2.499                     1                   255,795         0.05          255,795       542          85.00
  3.000 -   3.499                     3                 1,088,320        0.22           362,773       606          83.56
  3.500 -   3.999                     19                7,096,837        1.44           373,518       658          82.35
  4.000 -   4.499                     64               19,811,745        4.01           309,559       649          79.27
  4.500 -   4.999                    122               35,013,198        7.08           286,993       634          80.61
  5.000 -   5.499                    203               57,787,146       11.68           284,666       631          81.12
  5.500 -   5.999                    234               62,823,512       12.70           268,477       615          82.94
  6.000 -   6.499                    283               65,388,116       13.22           231,053       608          83.87
  6.500 -   6.999                    279               63,464,816       12.83           227,472       592          88.81
  7.000 -   7.499                    323               71,229,958       14.40           220,526       592          91.66
  7.500 -   7.999                     83               19,973,084        4.04           240,640       588          93.20
  8.000 -   8.499                     25                5,881,634       1.19            235,265       586          96.50

  8.500 -   8.999                     2                   513,317       0.10            256,658       568          94.29

  9.000 -   9.499                     1                    68,779       0.01             68,779       567          80.00

  9.500 -   9.999                     1                    95,949       0.02             95,949       632          100.00
TOTAL:                              2,584           $ 494,546,733      100.00%      $   191,388        613         86.29%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.105% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined
Loan-to-Value ratio.

                                           MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS
                                                                                                           WEIGHTED    WEIGHTED
                                                                                  % OF          AVERAGE    AVERAGE      AVERAGE
                                                                    PRINCIPAL     PRINCIPAL    PRINCIPAL   CREDIT      ORIGINAL
MAXIMUM MORTGAGE RATE (%)                   NUMBER OF LOANS          BALANCE       BALANCE      BALANCE      SCORE        LTV
--------------------------------------- ------------------------- --------------- ----------- ------------ ---------- ------------
Fixed Rate Mortgages                              940              $83,898,005     16.96%     $89,253         627       89.77%

 12.000 -  12.999                                  66             23,615,832         4.78     357,816         655        79.42

 13.000 -  13.999                                 289             84,795,056        17.15     293,408         633        80.38

 14.000 -  14.999                                 497             123,208,525       24.91     247,904         616        83.21

 15.000 -  15.999                                 435             101,820,719       20.59     234,071         589        87.88

 16.000 -  16.999                                 294             67,637,171        13.68     230,058         592        93.96

 17.000 -  17.999                                  58             9,101,036          1.84     156,914         589        93.90

 18.000 -  18.999                                  5              470,389            0.10     94,078          602        92.87

TOTAL:                                           2,584           $ 494,546,733      100.00%  $191,388         613       86.29%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.8735% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                           MINIMUM MORTGAGE RATES OF THE GROUP I LOANS
                                                                                                           WEIGHTED    WEIGHTED
                                                                                  % OF          AVERAGE    AVERAGE      AVERAGE
                                                                    PRINCIPAL     PRINCIPAL    PRINCIPAL   CREDIT      ORIGINAL
MINIMUM MORTGAGE RATES (%)                  NUMBER OF LOANS          BALANCE       BALANCE      BALANCE      SCORE        LTV
--------------------------------------- ------------------------- --------------- ----------- ------------ ---------- ------------
Fixed Rate Mortgages                              940            $83,898,005      16.96%     $89,253     627       89.77%

  6.000 -   6.999                                  66             23,615,832         4.78     357,816         655        79.42

  7.000 -   7.999                                 289             84,795,056        17.15     293,408         633        80.38

  8.000 -   8.999                                 497             123,208,525       24.91     247,904         616        83.21

  9.000 -   9.999                                 435             101,820,719       20.59     234,071         589        87.88

 10.000 -  10.999                                 294             67,637,171        13.68     230,058         592        93.96

 11.000 -  11.999                                  58             9,101,036          1.84     156,914         589        93.90

 12.000 -  12.999                                  5              470,389            0.10     94,078          602        92.87

TOTAL:                                           2,584           $494,546,733      100.00%   $191,388         613       86.29%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately
8.874% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                  NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP I LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                                            PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT      ORIGINAL
NEXT INTEREST RATE ADJUSTMENT DATE     NUMBER OF LOANS       BALANCE        BALANCE      BALANCE       SCORE         LTV
------------------------------------- ------------------- --------------- ------------- ----------- ------------ ------------
Fixed Rate Mortgages                         940          $83,898,005        16.96%    $89,253      627        89.77%

April-2008                                    1           59,785              0.01      59,785          621         75.00

June-2008                                     43          11,121,949          2.25      258,650         617         78.91

July-2008                                     96          26,611,940          5.38      277,208         612         81.49

August-2008                                  252          62,346,349         12.61      247,406         611         84.35

September-2008                               704          173,946,487        35.17      247,083         608         86.59

October-2008                                 159          37,523,428          7.59      235,996         601         86.18

June-2009                                     5           1,122,898           0.23      224,580         627         86.58

July-2009                                     7           1,592,643           0.32      227,520         639         78.54

August-2009                                   63          14,958,087          3.02      237,430         617         84.99

September-2009                               261          66,411,767         13.43      254,451         619         87.00

October-2009                                  46          12,335,725          2.49      268,168         592         85.47

June-2011                                     1           486,840             0.10      486,840         656         75.00

August-2011                                   1           307,666             0.06      307,666         619         90.00

September-2011                                5           1,823,165           0.37      364,633         689         82.24

TOTAL:                                      2,584         494,546,733       100.00%     191,388         613        86.29%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 26.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.
                                         DEBT TO INCOME RATIO OF THE GROUP I LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                                            PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT      ORIGINAL
DEBT TO INCOME RATIO                  NUMBER OF LOANS        BALANCE        BALANCE      BALANCE       SCORE         LTV
----------------------------------- --------------------- --------------- ------------- ----------- ------------ ------------
     20.00 or Less                          126           $30,203,873         6.11%    $239,713         614        82.52%

     20.01 - 25.00                           79           14,162,279          2.86      179,269         608         82.40

     25.01 - 30.00                          119           21,892,920          4.43      183,974         603         83.60

     30.01 - 35.00                          194           30,832,451          6.23      158,930         614         87.12

     35.01 - 40.00                          330           49,796,121         10.07      150,897         613         86.67

     40.01 - 45.00                          527           97,963,433         19.81      185,889         611         86.47

     45.01 - 50.00                          606           117,744,954        23.81      194,299         616         87.42

     50.01 - 55.00                          601           131,524,517        26.59      218,843         615         86.54

     55.01 - 60.00                           2            426,186             0.09      213,093         573         86.75

TOTAL:                                     2,584          494,546,733       100.00%     191,388         613        86.29%

As of the cut-off date, the weighted average debt-to-income ratio of the mortgage loans was approximately 42.83%.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

GROUP II COLLATERAL SUMMARY

SUMMARY                                                       TOTAL                             MINIMUM         MAXIMUM
Aggregate Current Principal Balance                                            $275,121,128.06      $15,384.76   $416,714.22
Number of Mortgage Loans                                                                 1,557

Average Current Principal Balance                                                  $176,699.50
Weighted Average Original Loan-to-Value                                                 86.65%          25.00%       101.00%
Weighted Average Mortgage Rate                                                           9.24%           6.10%        14.15%
Weighted Average Net Mortgage Rate                                                       8.69%           5.55%        13.60%
Weighted Average Note Margin                                                             6.22%           0.80%         8.40%
Weighted Average Maximum Mortgage Rate                                                  15.10%          12.10%        18.55%
Weighted Average Minimum Mortgage Rate                                                   9.10%           6.10%        12.55%
Weighted Average Term to Next Rate Adjustment Date (months)                                 26              20            60
Weighted Average Remaining Term to Stated Maturity (months)                                348             119           360
Weighted Average Credit Score                                                              604             500           768

Weighted Average reflected in Total
                                                                                                PERCENT OF CUT-OFF DATE
                                                                           RANGE                PRINCIPAL BALANCE
Product Type                                                  Hybrid ARM                                84.19%
                                                              Fixed                                     15.81%

Lien                                                          First                                     93.99%
                                                              Second                                     6.01%

Property Type                                                 Single Family (detached)                  69.69%
                                                              Townhouse/rowhouse                         1.16%
                                                              Condo under 5 stories                      6.60%
                                                              Condo Mid-Rise (5 to 8 stories)            0.10%
                                                              Condo High-Rise (9 stories or
                                                              more)                                      0.52%
                                                              Detached PUD                              11.14%
                                                              Attached PUD                               1.90%
                                                              Two-to-four family units                   8.90%

Occupancy Status                                              Primary Residence                        100.00%
                                                              Second/Vacation                            0.00%
                                                              Non Owner Occupied                         0.00%

Documentation Type                                            Full Documentation                        63.37%
                                                              Reduced Documentation                     36.63%

Loans with Prepayment penalties                                                                         51.91%

Interest Only Percentage                                                                                 1.72%

Loans serviced by Mortgage Lenders Network USA, Inc                                                    100.00%

                                            LIEN POSITION OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                             % OF        AVERAGE      AVERAGE      AVERAGE
                                                                           PRINCIPAL    PRINCIPAL     CREDIT      ORIGINAL
LIEN POSITION                    NUMBER OF LOANS     PRINCIPAL BALANCE      BALANCE      BALANCE       SCORE         LTV
-------------------------------- ----------------- ---------------------- ------------ ------------ ------------ ------------
First Lien                            1,223         $       258,591,071     93.99%      $211,440           602        85.84%

Second Lien                            334                   16,530,057       6.01        49,491           636        99.21

TOTAL:                                1,557         $       275,121,128     100.00%     $176,700           604        86.65%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                             PRODUCT TYPE OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                             % OF        AVERAGE      AVERAGE      AVERAGE
                                                                           PRINCIPAL    PRINCIPAL     CREDIT      ORIGINAL
PRODUCT TYPE                     NUMBER OF LOANS     PRINCIPAL BALANCE      BALANCE      BALANCE       SCORE         LTV
-------------------------------- ----------------- ---------------------- ------------ ------------ ------------ ------------
FRM                                    134        $18,739,503                6.81%      $139,847        612        84.34%

FRM 30/15 Balloon                      301         15,084,569                5.48      50,115           637         99.84

FRM 40/30 Balloon                       46         9,674,516                 3.52      210,316          613         85.41

2YR Hybrid                             274         53,328,228                19.38     194,629          597         85.28

2YR Hybrid 40/30 Balloon               469         109,134,412               39.67     232,696          599         85.84

2YR Hybrid IO                           15         3,595,197                 1.31      239,680          637         85.14

3YR Hybrid                              98         17,204,902                6.25      175,560          601         87.34

3YR Hybrid 40/30 Balloon               212         46,529,522                16.91     219,479          605         86.92

3YR Hybrid IO                           5          1,139,650                 0.41      227,930          611         87.85

5YR Hybrid                              1          328,000                   0.12      328,000          603         80.00

5YR Hybrid 40/30 Balloon                2          362,630                   0.13      181,315          646         83.13

TOTAL:                                1,557      $ 275,121,128               100.00%  $176,700          604        86.65%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                      CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
                                                                                                                  WEIGHTED
                                                                                           % OF        AVERAGE    AVERAGE
                                                                                        PRINCIPAL     PRINCIPAL   ORIGINAL
CREDIT SCORE RANGE                      NUMBER OF LOANS            PRINCIPAL BALANCE     BALANCE       BALANCE       LTV
------------------------------ ----------------------------------- ------------------- ------------- ------------ -----------
500 - 519                                      84                 $15,595,617             5.67%     $185,662      79.63%

520 - 539                                     106                  20,301,400              7.38      191,523        82.15

540 - 559                                      95                  19,925,248              7.24      209,739        81.65

560 - 579                                     100                  19,818,066              7.20      198,181        78.65

580 - 599                                     169                  28,591,140             10.39      169,178        86.92

600 - 619                                     344                  65,221,778             23.71      189,598        92.28

620 - 639                                     283                  48,882,085             17.77      172,728        88.32

640 - 659                                     179                  27,281,391              9.92      152,410        86.22

660 - 679                                      92                  14,711,960              5.35      159,913        88.07

680 - 699                                      49                  7,629,359               2.77      155,701        86.73

700 - 719                                      31                  3,897,079               1.42      125,712        85.26

720 - 739                                      14                  2,086,051               0.76      149,004        82.62

740 - 759                                      10                  1,068,079               0.39      106,808        92.64

760 or Greater                                 1                   111,876                 0.04      111,876        80.00

TOTAL:                                       1,557                 275,121,128           100.00%     176,700        86.65%

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 604.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                               % OF        AVERAGE     AVERAGE     AVERAGE
ORIGINAL MORTGAGE LOAN                                                         PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
BALANCE ($)                        NUMBER OF LOANS          PRINCIPAL BALANCE   BALANCE     BALANCE      SCORE        LTV
--------------------------- ------------------------------- ------------------ ----------- ----------- ----------- ----------
100,000 or less                          418               23,348,167            8.49%     55,857      622       94.32%

100,001 to 200,000                       539                81,100,281           29.48     150,464        601        84.90

200,001 to 300,000                       381                94,233,935           34.25     247,333        600        85.12

300,001 to 400,000                       202                69,481,035           25.25     343,966        607        88.20

400,001 to 500,000                        17                6,957,710             2.53     409,277        597        86.37

TOTAL:                                  1,557              $275,121,128         100.00%   $176,700        604       86.65%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately
$176,700.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                          NET MORTGAGE RATES OF THE GROUP II LOANS
                                                                                                   WEIGHTED
                                                                         % OF         AVERAGE       AVERAGE      WEIGHTED
                                                                       PRINCIPAL     PRINCIPAL      CREDIT        AVERAGE
NET MORTGAGE RATES (%)         NUMBER OF LOANS   PRINCIPAL BALANCE      BALANCE       BALANCE        SCORE     ORIGINAL LTV
------------------------------ ---------------- -------------------- -------------- ------------- ------------ --------------
  5.500 -   5.999                     7        $1,878,193                0.68%     $268,313           658         74.36%

  6.000 -   6.499                    23         5,504,108                2.00       239,309           651          75.90

  6.500 -   6.999                    75         17,867,535               6.49       238,234           633          78.69

  7.000 -   7.499                    155        35,113,442               12.76      226,538           623          80.49

  7.500 -   7.999                    150        32,219,365               11.71      214,796           616          83.44

  8.000 -   8.499                    198        42,819,504               15.56      216,260           600          85.10

  8.500 -   8.999                    167        31,631,674               11.50      189,411           588          85.62

  9.000 -   9.499                    170        33,409,035               12.14      196,524           576          88.32

  9.500 -   9.999                    136        25,300,106               9.20       186,030           595          92.19

 10.000 -  10.499                    131        24,093,309               8.76       183,918           588          94.03

 10.500 -  10.999                    74         8,445,383                3.07       114,127           613          97.52

 11.000 -  11.499                    86         6,973,309                2.53       81,085            619          96.71

 11.500 -  11.999                    88         4,910,308                1.78       55,799            619          96.77

 12.000 -  12.499                    79         4,051,270                1.47       51,282            605          98.32

 12.500 -  12.999                    15         760,226                  0.28       50,682            608          97.42

 13.000 -  13.499                     2         101,925                  0.04       50,963            619         100.00

 13.500 -  13.999                     1         42,434                   0.02       42,434            514          90.00

TOTAL:                              1,557      $275,121,128             100.00%  $  176,700           604          86.65%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 8.6873% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                     MORTGAGE RATES OF THE LOANS OF THE GROUP II LOANS
                                                                                                   WEIGHTED
                                                                         % OF         AVERAGE       AVERAGE      WEIGHTED
                                                                       PRINCIPAL     PRINCIPAL      CREDIT        AVERAGE
MORTGAGE RATE (%)              NUMBER OF LOANS   PRINCIPAL BALANCE      BALANCE       BALANCE        SCORE     ORIGINAL LTV
------------------------------ ---------------- -------------------- -------------- ------------- ------------ --------------
  6.000 -   6.499                     3          $810,984                0.29%       $  270,328       667         71.42%

  6.500 -   6.999                    24         6,057,667                2.20       252,403           652          76.56

  7.000 -   7.499                    73         17,019,098               6.19       233,138           633          78.16

  7.500 -   7.999                    152        34,857,527               12.67      229,326           624          80.51

  8.000 -   8.499                    133        28,442,281               10.34      213,852           616          83.23

  8.500 -   8.999                    208        44,519,886               16.18      214,038           601          84.54

  9.000 -   9.499                    159        30,477,701               11.08      191,684           592          85.77

  9.500 -   9.999                    177        34,377,342               12.50      194,222           575          87.55

 10.000 -  10.499                    141        26,952,016               9.80       191,149           593          92.62

 10.500 -  10.999                    137        25,456,656               9.25       185,815           589          93.87

 11.000 -  11.499                    75         8,707,990                3.17       116,107           610          97.01

 11.500 -  11.999                    88         7,407,492                2.69       84,176            618          97.17

 12.000 -  12.499                    81         4,394,835                1.60       54,257            625          98.50

 12.500 -  12.999                    86         4,624,092                1.68       53,769            602          95.74

 13.000 -  13.499                    17         871,201                  0.32       51,247            610          97.75

 13.500 -  13.999                     2         101,925                  0.04       50,963            619         100.00

 14.000 -  14.499                     1         42,434                   0.02       42,434            514          90.00

TOTAL:                              1,557      $275,121,128             100.00%      $  176,700       604         86.65%

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 9.2373% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
                                                                                    % OF         AVERAGE       WEIGHTED
                                                                                 PRINCIPAL      PRINCIPAL      AVERAGE
ORIGINAL LTV RATIO (%)             NUMBER OF LOANS        PRINCIPAL BALANCE       BALANCE        BALANCE     CREDIT SCORE
-------------------------------- --------------------- ------------------------ ------------- -------------- -------------
  0.01 -  50.00                           24          $3,469,961                    1.26%       $  144,582       569

 50.01 -  55.00                           13           2,630,495                    0.96           202,346       574

 55.01 -  60.00                           21           3,290,321                    1.20           156,682       579

 60.01 -  65.00                           26           5,531,619                    2.01           212,755       556

 65.01 -  70.00                           34           7,659,330                    2.78           225,274       576
 70.01 -  75.00                           47           10,194,386                   3.71           216,902       572
 75.01 -  80.00                          390           80,945,209                   29.42          207,552       625
 80.01 -  85.00                          101           21,552,295                   7.83           213,389       566
 85.01 -  90.00                          212           45,444,865                   16.52          214,363       568
 90.01 -  95.00                           78           17,312,411                   6.29           221,954       625
 95.01 - 100.00                          608           76,998,551                   27.99          126,642       623

100.01 - 110.00                           3            91,684                       0.03           30,561        604
TOTAL:                                  1,557        $ 275,121,128                  100.00%      $ 176,700       604

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 86.65%.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                      GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
                                                                                              WEIGHTED     WEIGHTED
                                                                      % OF         AVERAGE    AVERAGE       AVERAGE
                                                        PRINCIPAL     PRINCIPAL   PRINCIPAL   CREDIT       ORIGINAL
STATE                             NUMBER OF LOANS        BALANCE       BALANCE     BALANCE      SCORE         LTV
------------------------------ ---------------------- --------------- ---------- ------------ ----------- ------------
Alabama                                 13              $  1,757,859     0.64%     $ 135,220      588        88.21%

Arkansas                                14                 1,745,962    0.63         124,712     582         90.70
Arizona                                 55                 9,867,632    3.59         179,411     590         83.69
California                              42                 9,997,741    3.63         238,041     622         86.57
Colorado                                17                 2,967,506    1.08         174,559     603         89.48
Connecticut                             65                12,409,447    4.51         190,915     606         84.11
District of Columbia                     4                   804,034    0.29         201,008     578         79.99
Delaware                                10                 1,620,975    0.59         162,098     617         88.77
Florida                                 158               29,854,851    10.85        188,955     599         86.87
Georgia                                 178               24,192,437    8.79         135,913     603         90.29
Idaho                                    4                   488,956    0.18         122,239     617         92.88
Illinois                                112               21,389,631    7.77         190,979     605         87.03
Indiana                                 15                 1,443,393    0.52          96,226     606         89.61
Kansas                                   1                   128,700    0.05         128,700     543         90.00
Kentucky                                12                 1,642,273    0.60         136,856     593         90.24
Louisiana                               15                 1,783,882    0.65         118,925     597         89.76
Massachusetts                           136               27,423,881    9.97         201,646     614         83.06
Maryland                                66                14,635,145    5.32         221,745     612         87.16
Maine                                    8                   740,470    0.27          92,559     633         91.39
Michigan                                22                 3,402,312    1.24         154,651     588         92.92
Minnesota                               34                 6,491,887    2.36         190,938     616         88.22
Missouri                                10                 1,183,683    0.43         118,368     587         91.71
Mississippi                              1                   203,815    0.07         203,815     660         95.00
North Carolina                          41                 5,251,108    1.91         128,076     584         91.65
Nebraska                                 1                   110,776    0.04         110,776     595         80.00
New Hampshire                           12                 1,938,139    0.70         161,512     610         88.02
New Jersey                              137               30,590,171    11.12        223,286     603         85.35
New Mexico                              10                 1,222,388    0.44         122,239     592         87.06
Nevada                                  15                 3,075,842    1.12         205,056     614         89.14
New York                                81                14,989,740    5.45         185,059     599         81.37
Ohio                                     7                 1,095,381    0.40         156,483     609         94.39
Oklahoma                                 3                   341,967    0.12         113,989     549         91.34
Oregon                                   6                   991,032    0.36         165,172     604         83.74
Pennsylvania                            54                 7,109,258    2.58         131,653     584         85.84
Rhode Island                            34                 6,260,184    2.28         184,123     602         87.89
South Carolina                          24                 3,185,487    1.16         132,729     596         89.26
Tennessee                               21                 2,359,759    0.86         112,369     610         89.63
Texas                                   23                 2,140,696    0.78          93,074     601         90.54
Utah                                    16                 2,397,411    0.87         149,838     599         80.15
Virginia                                46                 9,992,480    3.63         217,228     608         88.96
Vermont                                  1                   125,936    0.05         125,936     604         90.00
Washington                              23                 4,316,801    1.57         187,687     616         87.15
Wisconsin                                8                 1,152,228    0.42         144,029     596         96.48
West Virginia                            2                   297,871    0.11         148,936     607         83.32

TOTAL:                                 1,557           $275,121,128     100.00%   $176,700         604        86.65%

                                        MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
                                                                          % OF        AVERAGE       WEIGHTED      WEIGHTED
                                   NUMBER OF                           PRINCIPAL     PRINCIPAL      AVERAGE       AVERAGE
LOAN PURPOSE                         LOANS       PRINCIPAL BALANCE      BALANCE       BALANCE     CREDIT SCORE  ORIGINAL LTV
--------------------------------- ------------ ---------------------- ------------- ------------- ------------- -------------
Purchase                              799       $      116,885,193       42.48%      $  146,289       623          90.49%

Equity Refinance                      758               158,235,935      57.52          208,755       589          83.80
TOTAL:                               1,557      $      275,121,128      100.00%      $  176,700       604          86.65%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                  MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
                                                                          % OF        AVERAGE       WEIGHTED      WEIGHTED
                                   NUMBER OF                           PRINCIPAL     PRINCIPAL      AVERAGE       AVERAGE
LOAN DOCUMENTATION                   LOANS       PRINCIPAL BALANCE      BALANCE       BALANCE     CREDIT SCORE  ORIGINAL LTV
--------------------------------- ------------ ---------------------- ------------- ------------- ------------- -------------
Full Documentation                    992       $      174,349,462       63.37%      $  175,756       592          84.64%

Reduced Documentation                 565              100,771,666       36.63          178,357       624          90.12
TOTAL:                               1,557      $      275,121,128      100.00%      $  176,700       604          86.65%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                            OCCUPANCY TYPE OF THE GROUP II LOANS
                                                                          % OF        AVERAGE       WEIGHTED      WEIGHTED
                                   NUMBER OF                           PRINCIPAL     PRINCIPAL      AVERAGE       AVERAGE
OCCUPANCY TYPE                       LOANS       PRINCIPAL BALANCE      BALANCE       BALANCE     CREDIT SCORE  ORIGINAL LTV
--------------------------------- ------------ ---------------------- ------------- ------------- ------------- -------------
Primary Residence                    1,557      $      275,121,128      100.00%      $  176,700       604          86.65%
TOTAL:                               1,557      $      275,121,128      100.00%      $  176,700       604          86.65%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                       MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                                % OF       AVERAGE     AVERAGE     AVERAGE
                                                                                PRINCIPAL  PRINCIPAL   CREDIT      ORIGINAL
PROPERTY TYPE                            NUMBER OF LOANS     PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-------------------------------------- --------------------- ------------------ ---------- ----------- ----------- ----------
Single-family detached                        1,109          191,743,551       69.69%     $172,898     601       86.30%

Townhouse                                       19           3,178,043            1.16     167,265        597        87.37

Condo-Low-Rise(Less than 5 stories)            115           18,144,753           6.60     157,780        622        88.46

Condo Mid-Rise (5 to 8 stories)                 1            264,867              0.10     264,867        675       100.00

Condo High-Rise (9 stories or more)             6            1,441,407            0.52     240,235        598        78.03

Planned Unit Developments (detached)           162           30,661,038           11.14    189,266        598        88.05

Planned Unit Developments (attached)            31           5,213,695            1.90     168,184        621        90.76

Two-to-four family units                       114           24,473,774           8.90     214,682        614        85.65

TOTAL:                                        1,557         $275,121,128         100.00%  $176,700        604       86.65%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                            CREDIT GRADES OF THE GROUP II LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                                % OF       AVERAGE     AVERAGE     AVERAGE
                                                                                PRINCIPAL  PRINCIPAL   CREDIT      ORIGINAL
 CREDIT GRADE                            NUMBER OF LOANS     PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-------------------------------------- --------------------- ------------------ ---------- ----------- ----------- ----------
A4                                             633           117,875,239        42.84%     186,217      607       86.35%

A5                                             627           94,141,965           34.22    150,147        621        90.22

AX                                             144           30,826,647           11.20    214,074        585        86.76

AM                                              77           16,758,866           6.09     217,648        561        80.95

B                                               32           7,414,084            2.69     231,690        563        77.20

C                                               44           8,104,328            2.95     184,189        552        69.45

TOTAL:                                        1,557         $275,121,128         100.00%  $176,700        604       86.65%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                       PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                               % OF        AVERAGE     AVERAGE     AVERAGE
                                                                               PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
PREPAYMENT PENALTY TERM                 NUMBER OF LOANS     PRINCIPAL BALANCE   BALANCE     BALANCE      SCORE        LTV
------------------------------------ ---------------------- ------------------ ----------- ----------- ----------- ----------
None                                          798           132,299,711           48.09%   165,789        606       86.84%

12 Months                                     123           24,944,460            9.07     202,800        608        84.93

24 Months                                     467           93,459,114           33.97     200,127        599        86.57

36 Months                                     169           24,417,843            8.88     144,484        606        87.63

TOTAL:                                       1,557          275,121,128         100.00%    176,700        604       86.65%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                         INTEREST ONLY TERMS OF THE GROUP II LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                               % OF        AVERAGE     AVERAGE     AVERAGE
                                                                               PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
INTEREST ONLY TERM                      NUMBER OF LOANS     PRINCIPAL BALANCE   BALANCE     BALANCE      SCORE        LTV
------------------------------------ ---------------------- ------------------ ----------- ----------- ----------- ----------
None                                         1,537          270,386,281           98.28%   175,918      603       86.66%

36 Months                                      1            153,000               0.06     153,000        614        85.00

60 Months                                     19            4,581,847             1.67     241,150        631        85.82

TOTAL:                                       1,557          275,121,128         100.00%    176,700        604       86.65%

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                             NOTE MARGINS OF THE GROUP II LOANS
                                                                                                    WEIGHTED
                                                                          % OF         AVERAGE       AVERAGE      WEIGHTED
                                                                        PRINCIPAL     PRINCIPAL      CREDIT       AVERAGE
NOTE MARGIN (%)               NUMBER OF LOANS    PRINCIPAL BALANCE       BALANCE       BALANCE        SCORE     ORIGINAL LTV
----------------------------- ---------------- ----------------------- ------------ -------------- ------------ -------------
Fixed Rate Mortgages                481      $ 43,498,587                 15.81%      $  90,434        621         89.96%

  0.500 -   0.999                    1         102,345                    0.04           102,345       645         80.00

  1.000 -   1.499                    1         202,353                    0.07           202,353       598         80.00

  3.000 -   3.499                    1         165,470                    0.06           165,470       540         90.00

  3.500 -   3.999                    6         1,590,270                  0.58           265,045       666         76.89

  4.000 -   4.499                   23         5,530,602                  2.01           240,461       647         76.34

  4.500 -   4.999                   83         20,259,128                 7.36           244,086       631         79.62

  5.000 -   5.499                   142        31,738,203                 11.54          223,508       613         80.72

  5.500 -   5.999                   147        31,770,025                 11.55          216,123       609         84.84

  6.000 -   6.499                   181        39,233,001                 14.26          216,757       596         85.31

  6.500 -   6.999                   186        39,901,735                 14.50          214,525       585         87.03

  7.000 -   7.499                   232        47,415,153                 17.23          204,376       587         91.99

  7.500 -   7.999                   63         11,455,772                 4.16           181,838       588         94.33

  8.000 -   8.499                   10         2,258,483                  0.82           225,848       579         92.67
TOTAL:                             1,557      $275,121,128                100.00%     $  176,700       604         86.65%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.2204%
per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                           MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
                                                                                                            WEIGHTED    WEIGHTED
                                                                                      % OF      AVERAGE     AVERAGE     AVERAGE
                                                                                    PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
MAXIMUM MORTGAGE RATE (%)                  NUMBER OF LOANS      PRINCIPAL BALANCE    BALANCE     BALANCE      SCORE        LTV
-------------------------------------- ------------------------ ------------------ ------------ ----------- ----------- -----------
Fixed Rate Mortgages                             481            43,498,587          15.81%      90,434      621        89.96%

 12.000 -  12.999                                20             4,866,382             1.77      243,319        657        74.13

 13.000 -  13.999                                185            43,838,959            15.93     236,967        626        79.72

 14.000 -  14.999                                304            65,993,965            23.99     217,085        606        83.92

 15.000 -  15.999                                287            60,162,494            21.87     209,625        582        86.85

 16.000 -  16.999                                217            45,617,544            16.58     210,219        588        93.21

 17.000 -  17.999                                57             10,258,651            3.73      179,976        594        95.93

 18.000 -  18.999                                 6             884,545               0.32      147,424        574        79.65

TOTAL:                                          1,557          $275,121,128          100.00%   $176,700        604        86.65%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 15.1032% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                           MINIMUM MORTGAGE RATES OF THE GROUP II LOANS
                                                                                                            WEIGHTED    WEIGHTED
                                                                                      % OF      AVERAGE     AVERAGE     AVERAGE
                                                                                    PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
MINIMUM MORTGAGE RATE (%)                  NUMBER OF LOANS      PRINCIPAL BALANCE    BALANCE     BALANCE      SCORE        LTV
-------------------------------------- ------------------------ ------------------ ------------ ----------- ----------- -----------
Fixed Rate Mortgages                             481            43,498,587           15.81%      90,434       621        89.96%

  6.000 -   6.999                                20             4,866,382             1.77      243,319        657        74.13

  7.000 -   7.999                                186            43,952,118            15.98     236,302        626        79.71

  8.000 -   8.999                                304            65,993,965            23.99     217,085        606        83.92

  9.000 -   9.999                                287            60,162,494            21.87     209,625        582        86.85

 10.000 -  10.999                                216            45,504,386            16.54     210,668        588        93.26

 11.000 -  11.999                                57             10,258,651            3.73      179,976        594        95.93

 12.000 -  12.999                                 6             884,545               0.32      147,424        574        79.65

TOTAL:                                          1,557           275,121,128          100.00%    176,700        604        86.65%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately
9.1017% per annum
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                  NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                               % OF        AVERAGE     AVERAGE     AVERAGE
                                                                               PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
NEXT INTEREST RATE ADJUSTMENT DATE      NUMBER OF LOANS     PRINCIPAL BALANCE   BALANCE     BALANCE      SCORE        LTV
------------------------------------ ---------------------- ------------------ ----------- ----------- ----------- ----------
Fixed Rate Mortgages                          481           43,498,587          15.81%      90,434     621       89.96%

June-2008                                      9            1,963,519             0.71     218,169        616        81.97

July-2008                                     46            10,232,104            3.72     222,437        607        84.06

August-2008                                   125           27,783,888           10.10     222,271        602        85.43

September-2008                                492           107,136,522          38.94     217,757        601        86.15

October-2008                                  86            18,941,805            6.88     220,254        578        84.34

July-2009                                      9            2,192,029             0.80     243,559        606        90.31

August-2009                                   35            8,199,643             2.98     234,276        599        85.82

September-2009                                224           45,612,001           16.58     203,625        604        87.20

October-2009                                  47            8,870,401             3.22     188,732        607        86.59

July-2011                                      1            226,661               0.08     226,661        626        85.00

September-2011                                 1            135,969               0.05     135,969        680        80.00

October-2011                                   1            328,000               0.12     328,000        603        80.00

TOTAL:                                       1,557          275,121,128         100.00%    176,700        604       86.65%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 26.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

                                         DEBT TO INCOME RATIO OF THE GROUP II LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                               % OF        AVERAGE     AVERAGE     AVERAGE
                                                                               PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
DEBT TO INCOME RATIO                    NUMBER OF LOANS     PRINCIPAL BALANCE   BALANCE     BALANCE      SCORE        LTV
------------------------------------ ---------------------- ------------------ ----------- ----------- ----------- ----------
     20.00  or Less                           51            9,829,589            3.57%     192,737       600       84.26%

     20.01 - 25.00                            35            6,510,080             2.37     186,002        617        82.65

     25.01 - 30.00                            64            10,427,762            3.79     162,934        580        81.00

     30.01 - 35.00                            132           22,613,068            8.22     171,311        600        84.31

     35.01 - 40.00                            214           34,816,914           12.66     162,696        600        84.66

     40.01 - 45.00                            283           45,968,950           16.71     162,434        608        88.00

     45.01 - 50.00                            398           69,681,813           25.33     175,080        611        88.41

     50.01 - 55.00                            380           75,272,952           27.36     198,087        600        87.24

TOTAL:                                       1,557          275,121,128         100.00%    176,700        604       86.65%

As of the cut-off date, the weighted average debt-to-income ratio of the mortgage loans was approximately 43.69%.
With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.